As filed with the Securities and Exchange Commission on June 19, 2006

Securities Act File No. 333-133762

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 2

☐	Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK FUNDS SM

(Exact Name of Registrant as Specified in Agreement and Declaration of Trust)

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Address of Principal Executive Offices)

Telephone Number: (888) 825-2257

(Area Code and Telephone Number)

Brian Kindelan, Esq.

BlackRock Advisors, Inc.

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, DE 19809

(Name and Address of Agent for Service)

Copies to:

Richard T. Prins, Esq.	Sarah E. Cogan, Esq.	Joel H. Goldberg, Esq. Willkie Farr & Gallagher LLP
Skadden, Arps, Slate, Meagher & Flom LLP	Simpson Thacher & Bartlett LLP	787 Seventh Avenue
4 Times Square	425 Lexington Avenue	New York, New York 10019-6099
New York, New York 10036-6522	New York, New York 10017

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine. stee of the Acquiring Trust.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Title of securities being registered:  Investor A, Investor B, Investor C and Institutional shares, each with a par value of $0.001 per share, of the BlackRock Inflation Protected Bond Portfolio, a series of the registrant. Calculation of Registration Fee under the Securities Act of 1933, as amended: No filing fee is required because of reliance on Section 24(f) and pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

1.	Letter to Shareholders of Merrill Lynch Inflation Protected Fund

2.	Questions and Answers to Shareholders of Merrill Lynch Inflation Protected Fund

3.	Notice of Special Meeting of Shareholders of Merrill Lynch Inflation Protected Fund

4.	Combined Prospectus/Proxy Statement regarding the proposed Reorganization of Merrill Lynch Inflation Protected Fund into the BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds

5.	Statement of Additional Information regarding the proposed Reorganization of Merrill Lynch Inflation Protected Fund into the BlackRock Inflation Protected Bond Portfolio, a series of BlackRock Funds

6.	Part C Information

7.	Exhibits

MERRILL LYNCH INFLATION PROTECTED FUND

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

June 19, 2006

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the "Special Meeting") of the Merrill Lynch Inflation Protected Fund (the "ML Fund") to be held on August 15, 2006. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting the ML Fund.

As you know, the ML Fund is advised by Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The proposal you will be asked to consider at the meeting arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. ("BlackRock"), one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's current majority shareholder, and is expected to close at the end of the third quarter of 2006.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the "Reorganization") of the ML Fund into the BlackRock Inflation Protected Bond Portfolio, a fund with an investment objective and investment policies similar to those of the ML Fund. This proposed Reorganization is part of the effort to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. MLIM, BlackRock or their affiliates have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the ML Fund will not bear the costs of the Reorganization.

The Board of Trustees of the ML Fund believes the Reorganization is in the best interests of the ML Fund and its shareholders, and unanimously recommends that you vote "For" the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

•  By touch-tone telephone;

•  By internet;

•  By returning the enclosed proxy card in the postage-paid envelope; or

•  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Computershare Fund Services, our proxy solicitor, to vote your shares over the phone.

As always, we appreciate your support.

  Sincerely,

  Robert C. Doll, Jr.
  President and Trustee

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your voting instructions on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted "For" the Reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:  Why is a shareholder meeting being held?

A:  You are being asked to approve an agreement and plan of reorganization (the "Reorganization") between the Merrill Lynch Inflation Protected Fund (the "ML Fund") and the BlackRock Inflation Protected Bond Portfolio (the "BlackRock Fund"), a fund that pursues an investment objective and investment policies similar to that of the ML Fund. If the proposed Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will become a shareholder of the BlackRock Fund and the ML Fund will be dissolved. The BlackRock Fund will continue to be managed by BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"), a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"). Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Fund.

As you know, the ML Fund is advised by Fund Asset Management, L.P. ("FAM"), an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds to eliminate redundancies and achieve certain operating efficiencies. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion in assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and The PNC Financial Services Group, Inc., BlackRock's current majority shareholder, and is expected to close at the end of the third quarter of 2006.

Q:  How does the Board of Trustees suggest that I vote?

A:  After careful consideration, the Board of Trustees of the ML Fund (the "ML Fund Board") has determined that the proposed Reorganization will benefit the shareholders of the ML Fund and recommends that you cast your vote "For" the proposed Reorganization. The ML Fund Board considered the similarities between the investment objectives and policies of the ML Fund and the BlackRock Fund and anticipates that shareholders of the ML Fund will benefit from (i) the expected operating efficiencies from the larger net asset size of the combined fund, (ii) the combined fund having projected net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers (iii) the combined fund having access to significantly more investment professionals and related resources, and (iv) receiving substantially the same services as currently offered in addition to a broader array of investment options offered by the larger combined fund family.

Q:  How will the Reorganization affect me?

A:  If shareholders of the ML Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the ML Fund will be combined with those of the BlackRock Fund, and you will become a shareholder of the BlackRock Fund. An account will be set up in your name at the BlackRock Fund and you will receive shares of the BlackRock Fund. You will receive the same or a similar class of shares of the BlackRock Fund as you currently hold of the ML Fund. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the ML Fund will hold a smaller percentage of ownership in the combined fund than he or she held in the ML Fund prior to the Reorganization.

Q:  In the Reorganization, will I receive shares of the BlackRock Fund of the same class as the shares of the ML Fund that I now hold?

A:  You will receive shares of the BlackRock Fund of the same or a similar class as the shares you own of the ML Fund. Certain classes of shares of the BlackRock Fund will not be available for purchase after the closing of the Reorganization.

Q:  Will I own the same number of shares of the BlackRock Fund as I currently own of the ML Fund?

A:  No, you will receive shares of the BlackRock Fund with the same aggregate net asset value as the shares of the ML Fund you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the two Funds on the closing date. Thus, on the closing date, if the net asset value of a share of the BlackRock Fund is lower than the net asset value of the corresponding share of the ML Fund, you will receive a greater number of shares of the BlackRock Fund in the Reorganization than you held in the ML Fund before the Reorganization. On the other hand, if the net asset value of a share of the BlackRock Fund is higher than the net asset value of the corresponding share of the ML Fund, you will receive fewer shares of the BlackRock Fund in the Reorganization than you held in the ML Fund before the Reorganization. The aggregate net asset value of your BlackRock Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your ML Fund shares immediately prior to the Reorganization.

Q:  Will my privileges as a shareholder change after the Reorganization?

A:  Your rights as a shareholder will not change in any substantial way as a result of the Reorganization. In addition, the shareholder services available to you after the Reorganization will be substantially the same or may become more favorable.

Q:  Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:  No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your ML Fund shares or (ii) you purchased your shares of any other MLIM fund and subsequently exchanged them for shares of the ML Fund.

Q:  How do operating expenses paid by the BlackRock Fund compare to those payable by the ML Fund?

A:  Following the Reorganization, the BlackRock Fund's projected net operating expenses are expected to be at or below those of the ML Fund after taking into account contractual and/or voluntary fee waivers.

Q:  What will I have to do to open an account in the BlackRock Fund? What happens to my account if the Reorganization is approved?

A:  If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive the same or a similar class of shares of the BlackRock Fund as you currently hold of the ML Fund. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the ML Fund, it is not necessary to surrender such certificates.

Q:  Will I have to pay any federal taxes as a result of the Reorganization?

A:  The Reorganization is expected to qualify as a tax-free "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the ML Fund will not recognize any gain or loss as a result of the transfer of substantially all of its assets and certain stated liabilities in exchange solely for shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the BlackRock Fund in connection with the Reorganization.

Q:  What if I redeem or exchange my shares before the Reorganization takes place?

A:  If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemptions, any applicable contingent deferred sales charges will be applied.

Q:  How do I vote my proxy?

A:  You may cast your vote by mail, telephone or internet or in person at the special shareholder meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed proxy card and follow the instructions.

Q:  When will the Reorganization occur?

A:  If approved by shareholders, the Reorganization is expected to occur contemporaneously with or soon after the transaction between MLIM and BlackRock, which is expected to occur at the end of the third quarter of 2006. The Reorganization will not take place if for any reason the transaction between MLIM and BlackRock does not occur or if the Reorganization is not approved by ML Fund shareholders at the Special Meeting.

Q:  Whom do I contact for further information?

A:  You can contact your financial adviser for further information or call Computershare Fund services, our proxy solicitor, at 1-866-752-6486.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

MERRILL LYNCH INFLATION PROTECTED FUND

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON AUGUST 15, 2006

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders (the "Special Meeting") of the Merrill Lynch Inflation Protected Fund, (the "ML Fund") will be held on August 15, 2006 at 9:00 a.m., Eastern time, at the offices of Fund Asset Management, L.P., at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, for the following purposes:

1.  To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the ML Fund would transfer substantially all of its assets and certain stated liabilities to the BlackRock Inflation Protected Bond Portfolio (the "BlackRock Fund") in exchange solely for Investor A, Investor B, Investor C and Institutional Shares of the BlackRock Fund, which will be distributed by the ML Fund to the holders of its shares in complete liquidation thereof; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of the ML Fund has fixed the close of business on June 2, 2006 as the record date for determination of shareholders of the ML Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

It is very important that your voting instructions be received prior to the Special Meeting. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the ML Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section herein entitled "Voting Information and Requirements – Manner of Voting" for more information.

  By Order of the Board of Trustees,

  Alice A. Pellegrino
  Secretary

Plainsboro, New Jersey

June 19, 2006

COMBINED PROSPECTUS/PROXY STATEMENT

MERRILL LYNCH INFLATION PROTECTED FUND

P.O. Box 9011
Princeton, New Jersey 08543-9011
(609) 282-2800

BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

Bellevue Park Corporate Center
100 Bellevue Parkway
Wilmington, Delaware 19809
(888) 825-2257

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Merrill Lynch Inflation Protected Fund (the "ML Fund"). A special meeting of shareholders of the ML Fund (the "Special Meeting") will be held at the offices of Fund Asset Management, L.P. ("FAM"), at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on August 15, 2006 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the ML Fund at the close of business on June 2, 2006 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the ML Fund on or about June 23, 2006. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the ML Fund (the "ML Fund Board") requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.  To consider a proposal to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the ML Fund would transfer substantially all of its assets and certain stated liabilities to the BlackRock Inflation Protected Bond Portfolio (the "BlackRock Fund") in exchange solely for Investor A, Investor B, Investor C and Institutional Shares of the BlackRock Fund, which will be distributed by the ML Fund to the holders of its shares in complete liquidation thereof; and

2.  To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The ML Fund Board and the Board of Trustees of the BlackRock Trust (defined below), on behalf of the BlackRock Fund (the "BlackRock Fund Board"), have each approved a reorganization (the "Reorganization") by which the ML Fund, an open-end investment company, would be reorganized into the BlackRock Fund, a separate series of BlackRock FundsSM (the "BlackRock Trust"), an open-end investment company. The BlackRock Fund has an investment objective and investment policies and practices similar to those of the ML Fund. As you know, the ML Fund is advised by FAM, an affiliate of Merrill Lynch Investment Managers, L.P. ("MLIM"). The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch & Co., Inc. ("Merrill Lynch"), to combine MLIM and certain affiliates, including FAM, with BlackRock, Inc. ("BlackRock") to form a new asset management company. The Reorganization is part of a larger initiative to consolidate certain of the MLIM funds with comparable funds for which BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"), a wholly-owned subsidiary of BlackRock, serves as investment adviser in order to eliminate redundancies and achieve certain operating efficiencies.

The ML Fund and the BlackRock Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds." The ML Fund is a "feeder" fund that invests of all of its assets in Master Inflation Protected Trust (the "ML Trust"), which has the same investment objectives and strategies as the ML Fund. All investments are made at the ML Trust level. This structure is sometimes called a "master/feeder" structure. The ML Fund's investment results will correspond directly to the investment results of the ML Trust. For simplicity, this Combined

Prospectus/Proxy Statement uses the term "ML Fund" to include the ML Trust, the term "ML Fund Board" to include the Board of Trustees of the ML Trust, and the term "trustees" to include the trustees of the ML Trust.

If the ML Fund shareholders approve the Reorganization, the ML Fund will transfer substantially all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue shares to the ML Fund in an amount equal to the aggregate net asset value of the outstanding shares of the ML Fund. Immediately thereafter, the ML Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the ML Fund will be dissolved. When the Reorganization is complete, ML Fund shareholders will hold the same or a similar class of shares of the BlackRock Fund as they currently hold of the ML Fund. The aggregate net asset value of the BlackRock Fund shares received in the Reorganization will equal the aggregate net asset value of the ML Fund shares held immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the ML Fund will hold a smaller percentage of ownership in the combined fund than such shareholder held in the ML Fund prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of the BlackRock Trust, a registered open-end investment company. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock discussed above shall have been completed.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the ML Fund should know before voting on the Reorganization and constitutes an offering of Investor A, Investor B, Investor C and Institutional Shares of the BlackRock Fund only. Please read it carefully and retain it for future reference.

The following documents, each having been filed with the Securities and Exchange Commission (the "SEC"), are incorporated herein by reference:

•  A Statement of Additional Information dated June 19, 2006 (the "Reorganization SAI"), relating to this Combined Prospectus/Proxy Statement

•  A Statement of Additional Information containing additional information about the BlackRock Fund dated January 31, 2006 (and as currently supplemented)

•  A Prospectus and Statement of Additional Information containing additional information about the ML Fund, each dated March 17, 2006 (and as currently supplemented)

In addition, the following documents, each having been filed with the SEC, are incorporated herein by reference and also accompany this Combined Prospectus/Proxy Statement:

•  A Blackrock Fund Prospectus for existing Investor Shares (Investor Class A Shares, Investor Class B Shares, and Investor Class C Shares) dated January 31, 2006 (and as currently supplemented) (the "BlackRock Fund Investor Shares Prospectus")

•  A BlackRock Fund Prospectus for existing Institutional Shares dated January 31, 2006 (and as currently supplemented) (the "BlackRock Fund Institutional Shares Prospectus")

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Inflation Protected Bond Portfolio	Merrill Lynch Inflation Protected Fund

BlackRock Funds	P.O. Box 9011

c/o PFPC Inc.	Princeton, New Jersey 08543-9011

P.O. Box 9819	1-800-995-6526

Providence, Rhode Island 02940-8019

1-800-441-7762

If you wish to request the Reorganization SAI, please ask for the "Reorganization SAI."

You also may view or obtain these documents from the SEC:

In Person:	At the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549 and at the SEC Boston District – District Administrator, 73 Tremont Street, Suite 600, Boston, Massachusetts 02108.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section Officer of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The ML Fund Board knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is June 19, 2006.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The ML Fund and the BlackRock Fund are both open-end management investment companies registered with the SEC. The ML Fund is organized as a statutory trust under the laws of the State of Delaware, while the BlackRock Fund is organized as a separate series of the BlackRock Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. The investment objective of the ML Fund is to seek maximum real return consistent with preservation of capital. The BlackRock Fund's investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund's distributor, FAM Distributors, Inc. or BlackRock Distributors, Inc., respectively, and numerous intermediaries. Shareholders of each Fund (other than holders of the BlackRock Fund's Institutional Shares) have the right to exchange their shares for shares of the same class of other funds managed by the same adviser, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to contingent deferred sales charges).

The Proposed Reorganization

The ML Fund Board, including the trustees who are not "interested persons" of the ML Fund (as defined in the 1940 Act) (e.g., the independent trustees), has unanimously approved the Reorganization Agreement. The BlackRock Fund Board, including the independent trustees, has also unanimously approved the Reorganization Agreement. Subject to approval by the ML Fund shareholders, the Reorganization Agreement provides for:

•  the transfer of substantially all the assets and certain stated liabilities of the ML Fund to the BlackRock Fund in exchange for Investor A, Investor B, Investor C and Institutional Shares of the BlackRock Fund;

•  the distribution of such shares to ML Fund shareholders; and

•  the dissolution of the ML Fund.

If the proposed Reorganization is approved and completed, ML Fund shareholders would hold shares of the same or a similar class of the BlackRock Fund as they currently hold of the ML Fund with an aggregate net asset value equal to the aggregate net asset value of ML Fund shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

The ML Fund is advised by FAM, an affiliate of MLIM. The Reorganization arises from the agreement by MLIM's parent company, Merrill Lynch, to combine MLIM and certain affiliates, including FAM, with BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management. The Reorganization is part of a larger initiative to consolidate certain of the comparable MLIM and BlackRock mutual funds in order to eliminate redundancies and achieve certain operating efficiencies. It is a condition to the closing of the Reorganization that the transaction between MLIM and BlackRock shall have been completed.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $463 billion of assets under management as of March 31, 2006. Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Merrill Lynch will hold a 49.8% economic stake and about 45% of the common stock of the new company, and the common stock interest of BlackRock's current majority shareholder, The PNC Financial Services Group, Inc. ("PNC"), will be diluted to about

34%. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares in accordance with the recommendation of the new company's board of directors on all matters, including election of directors. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

In approving the Reorganization Agreement, the ML Fund Board, assumed that the transaction between Merrill Lynch and BlackRock would be consummated and that BlackRock Advisors would be the investment adviser to the ML Fund. The ML Fund Board, including the independent trustees, determined that participation in the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization. Before reaching these conclusions, the ML Fund Board and the independent trustees engaged in a thorough review process relating to the proposed transactions, including the new investment advisory agreement, contingent subadvisory agreement, 12b-1 plan, shareholder servicing plan and distribution agreements for the ML Fund and the Reorganization. As part of this process, the ML Fund Board requested and received information concerning BlackRock, the BlackRock Fund and other BlackRock funds. The independent trustees held special meetings on April 10, April 13, April 25 and May 10, 2006 to meet with senior executives of BlackRock and MLIM to review the proposed transactions. At those meetings, the trustees conducted due diligence, including an examination of the Reorganization proposal and the qualifications and resources of BlackRock and the new company. The trustees also met with executives and investment professionals of BlackRock and MLIM. At the May 10, 2006 special meeting, the entire ML Fund Board approved the Reorganization.

The primary factors considered by the ML Fund Board with regard to the Reorganization include, but are not limited to, the following:

•  The investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See "Comparison of the ML Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies."

•  It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

•  It is expected that the combined fund will have net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

•  There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•  The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

•  The composition of the investment team that will manage the combined fund and the team's investment style and strategies (as described below under "Comparison of the ML Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies"). See "Management of the Funds."

•  The relative performance histories of each Fund. See "Comparison of the ML Fund and the BlackRock Fund – Performance History."

•  Shareholders will have substantially the same services available and will have access to a larger fund family with a broader array of investment options. See "Comparison of the ML Fund and the BlackRock Fund – Purchase, Exchange, Redemption and Valuation of Shares" and "Information about the Reorganization – Continuation of Shareholder Accounts and Plans; Share Certificates."

•  The costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates and will not be borne by shareholders.

•  BlackRock has a strong commitment to and record of compliance.

Considering these and other reasons, the ML Fund Board unanimously concluded that completion of the Reorganization is in the best interests of the ML Fund and its shareholders and that the interests of the shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, though individual trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

By a separate notice and proxy statement, the ML Fund shareholders are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by ML Fund shareholders, but the investment advisory agreement with BlackRock Advisors is approved, the ML Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the ML Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by ML Fund shareholders, the ML Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Board may be required to liquidate the ML Fund. Any such liquidation would be a taxable event for shareholders.

The ML Fund Board unanimously recommends that you vote "For" the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objective of the ML Fund is to seek maximum real return consistent with preservation of capital. The BlackRock Fund's investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. The ML Fund's investment objective may be changed by the ML Fund Board without shareholder approval. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The BlackRock Fund's investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days' notice to shareholders. The combined fund will pursue the BlackRock Fund's investment objective. Because the ML Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the ML Fund which are incompatible with the BlackRock Fund's investment objective.

Principal Investment Strategies. The ML Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies and instrumentalities, and corporations. Under normal circumstances, the ML Fund will invest at least 80% of its assets in inflation indexed bonds and other instruments structured to provide protection against inflation. This policy is a non-fundamental policy and may be changed with 60 days' prior notice to shareholders. The ML Fund invests primarily in investment grade securities. The ML Fund may invest without limit in U.S. dollar denominated securities of foreign issuers that are structured to provide protection against inflation in the country where the issuer is located. The ML Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities that are structured to provide protection against inflation. The ML Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The ML Fund may also use various derivative investments to gain exposure to credit and other spread products, including corporate bonds, mortgages and asset-backed securities. The ML Fund is non-diversified, which means that it may invest in a smaller number of issuers than a diversified fund.

The BlackRock Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The BlackRock Fund maintains an average portfolio duration that is within +/- 20% of the duration of its benchmark, the Lehman Global Real: U.S. TIPS Index. The BlackRock Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. Non-investment grade bonds acquired by the BlackRock Fund will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor's ("S&P") or Ba or lower by Moody's Investor Service, Inc. ("Moody's")) or determined by the BlackRock Fund's management team to be of similar quality. The BlackRock Fund may invest without limit in U.S. dollar denominated securities of non-U.S. issuers, and may invest up to 20% of its assets in non-U.S. dollar denominated securities of non-U.S. issuers. The BlackRock Fund may also purchase U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations ("CMOs"), investment grade corporate bonds and asset-backed securities. The BlackRock Fund may, when consistent with its investment objective, buy or sell options or futures, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Fund typically uses derivatives as a substitute for taking a position in an underlying asset and/or as part of a strategy designed to reduce exposure to risk, but may also use derivatives for leverage, in which case their use would involve leveraging risk. The BlackRock Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The BlackRock Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Comparison. Each Fund seeks to maximize real return consistent with preservation of capital by investing in inflation-indexed bonds. Accordingly, each Fund invests at least 80% of its assets in inflation-indexed bonds or other instruments structured to provide protection against inflation.

Each Fund's benchmark is the Lehman Global Real: U.S. TIPS Index. While the ML Fund does not have a policy with respect to portfolio duration, the BlackRock Fund maintains an average portfolio duration that is within +/- 20% of the duration of its benchmark. While the ML Fund invests primarily in investment grade securities, the BlackRock Fund may invest up to 20% of its assets in non-investment grade bonds, which exposes the BlackRock Fund to greater credit risk. Each Fund may invest without limitation in U.S. dollar denominated securities of non-U.S. issuers; however, the BlackRock Fund may also invest up to 20% of its assets in non-U.S. dollar denominated securities of non-U.S. issuers, which gives rise to currency risk. The BlackRock Fund also may invest up to 20% of its assets in securities of emerging market issuers, which gives rise to emerging markets risk. For additional information on risks, see "Comparison of the ML Fund and the BlackRock Fund – Principal and Other Investment Risks."

The combined fund will use the BlackRock Fund's principal investment strategies. While the BlackRock Fund and the ML Fund have certain differences in policies, it is not anticipated that these differences will result in significant portfolio turnover in the combined fund.

For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Fees and Expenses

Assuming shareholders of the ML Fund approve the proposed Reorganization, substantially all of the assets and certain stated liabilities of the ML Fund will be combined with those of the BlackRock Fund, an account will be set up in each ML Fund shareholder's name at the BlackRock Fund and each such shareholder will receive shares of the BlackRock Fund. After the Reorganization, ML Fund shareholders will hold shares of the same or a similar class of the BlackRock Fund with an aggregate net asset value equal to the aggregate net asset value of ML Fund shares owned immediately prior to the Reorganization.

If the Reorganization is approved and completed, holders of ML Fund Class A Shares will receive BlackRock Fund Investor A Shares, holders of ML Fund Class B Shares will receive BlackRock Fund Investor B Shares, holders of ML Fund Class C Shares will receive BlackRock Fund Investor C Shares, and holders of ML Fund Class I Shares will receive BlackRock Fund Institutional Shares.

Investor B Shares of the BlackRock Fund will not be continuously offered after the Reorganization; the only additional Investor B Shares to be issued after the closing of the Reorganization will be shares issued to satisfy dividend and capital gain reinvestments, purchases by certain retirement plans and exchanges by holders of Investor B Shares of other BlackRock funds.

The following comparative tables describe the fees and expenses that you may incur for buying and holding shares of the BlackRock Fund versus shares of the ML Fund. The pro forma column shows the combined fund's fees and expenses assuming that the Reorganization is approved by the shareholders of the ML Fund. The tables are based on expenses for the year ended December 31, 2005 (restated to reflect contractual fee waivers applicable to the BlackRock Fund effective in January 31, 2006 and fee adjustments applicable to the BlackRock Fund effective February 1, 2006.)

ML Fund Class A Shares into BlackRock Fund Investor A Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class A Shares	BlackRock Fund Investor A Shares	Pro Forma BlackRock Fund Investor A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%[1,2]	3.00%[3]	4.00%[2,4]
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class A Shares	BlackRock Fund Investor A Shares	Pro Forma BlackRock Fund Investor A Shares
Investment Advisory and Administration Fees	0.50%[5]	0.50%[6]	0.50%[6]
Distribution and/or Service (12b-1) Fees	0.25%	0.35%	0.25%[7]
Other Expenses	0.48%	0.55%[8]	0.26%[8]
Total Annual Fund Operating Expenses	1.23%	1.40%	1.01%
Fee Waiver and/or Expense Reimbursement	0.00%[5]	0.55%[9]	0.16%[9]
Net Operating Expenses	1.23%[5,10]	0.85%[9,11]	0.85%[9,12]

1  Sales charge is reduced on purchases of $25,000 or more. A contingent deferred sales charge ("CDSC") of 1.00% may be assessed on certain redemptions within one year of shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

2  ML Fund Class A Shares purchased prior to the Reorganization will remain subject to the CDSC schedule currently applicable to such shares. All shares purchased following the Reorganization will be subject to the CDSC schedule of the BlackRock Fund. Shares acquired via an exchange will remain subject to the CDSC schedule applicable to the shares of the fund from which the exchange was originated.

3  Sales charge is reduced on purchases of $50,000 or more. A CDSC of 0.15% is assessed on certain redemptions of shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

4  Upon the closing of the Reorganization, the combined fund intends to adopt a revised front-end sales load structure of 4.00% for its Investor A Shares. The sales charge will be reduced on purchases of $25,000 or more. A CDSC of 0.15% is assessed on certain redemptions of Investor A Shares that are purchased with no initial sales charge as part of an investment of $1 million or more.

5  The ML Fund's Investment Advisory and Administration Fees and Fee Waiver and/or Expense Reimbursement have been restated to reflect fees effective June 15, 2006.

6  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

7  The BlackRock Fund's Distribution and/or Service (12b-1) Fees have been restated to reflect fees effective upon the closing of the Reorganization.

8  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

9  Effective February 1, 2006, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.85% (excluding interest expense) of average daily net assets until February 1, 2007. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

10  FAM has agreed to voluntarily waive the management fees to the extent necessary to keep the Net Operating Expenses from exceeding 0.80%, exclusive of distribution fees. FAM may discontinue or reduce this voluntary waiver of fees at any time without notice. After taking into account the voluntary fee waiver, the Net Operating Expenses were 1.04%.

11  In addition to the contractual waiver described in footnote 9, BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 0.71%. The voluntary waivers or reimbursements may be reduced or discontinued at any time.

12  In addition to the contractual waiver described in footnote 9, BlackRock Advisors has agreed to voluntarily waive or reimburse fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 0.66%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class A Shares, BlackRock Fund Investor A Shares and Investor A Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated. The expenses are the same whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class A Shares[1]	$520	$775	$1,049	$1,829
BlackRock Fund Investor A Shares[1]	384	677	992	1,883
BlackRock Fund Investor A Shares – Pro Forma Combined[2]	483	693	921	1,573

1  Reflects imposition of sales charges.

2  Upon the closing of the Reorganization, the combined fund intends to adopt a revised front-end sales load structure of 4.00% for its Investor A Shares. These pro forma amounts present the data for Investor A Shares as adjusted by such higher sales charge.

ML Fund Class B Shares into BlackRock Fund Investor B Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class B Shares[1,2]	BlackRock Fund Investor B Shares[3]	Pro Forma BlackRock Fund Investor B Shares[2,3]
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	4.00%[4,5]	4.50%[6]	4.50%[5,6]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class B Shares[1,2]	BlackRock Fund Investor B Shares[3]	Pro Forma BlackRock Fund Investor B Shares[2,3]
Investment Advisory and Administration Fees	0.50%[7]	0.50%[8]	0.50%[8]
Distribution and/or Service (12b-1) Fees	0.75%	1.00%	1.00%
Other Expenses	0.49%	0.58%[9]	0.28%[9]
Total Annual Fund Operating Expenses	1.74%	2.08%	1.78%
Fee Waiver and/or Expense Reimbursement	0.00%[7]	0.48%[10]	0.18%[10]
Net Operating Expenses	1.74%[7,11]	1.60%[10,12]	1.60%[10,13]

1  Class B Shares of the ML Fund automatically convert to Class A Shares approximately ten years after purchase.

2  ML Fund Class B Shares purchased prior to the Reorganization will remain subject to the conversion schedule currently applicable to such shares. All shares purchased following the Reorganization will be subject to the conversion schedule of the BlackRock Fund. Shares acquired via an exchange will remain subject to the conversion schedule applicable to shares of the fund from which the exchange was originated.

3  Investor B Shares of the BlackRock Fund automatically convert to Investor A Shares approximately seven years after purchase. Investor B Shares will not be available for purchase after the closing of the Reorganization; however, other classes of shares will be available for purchase. Such other classes of shares have different fees and expenses. Please read the BlackRock Fund Investor Share Prospectus, which accompanies this Combined Prospectus/Proxy Statement, for more information on the fees and expenses that may apply.

4  The CDSC is 4.00% if shares are redeemed within two years, with the CDSC declining thereafter as follows: Year 3: 3.00%; Year 4: 3.00%; Year 5: 2.00%; Year 6: 1.00%; Year 7 and after: 0.00%. Some investors may qualify for reductions in or waivers of the CDSC.

5  ML Fund Class B Shares purchased prior to the Reorganization will remain subject to the CDSC schedule currently applicable to such shares. All shares purchased following the Reorganization will be subject to the conversion schedule of the BlackRock Fund. Shares acquired via an exchange will remain subject to the CDSC schedule applicable to shares of the fund from which the exchange was originated.

6  The CDSC is 4.50% if shares are redeemed in less than one year, with the CDSC declining thereafter as follows: Year 2: 4.00%; Year 3: 3.50%; Year 4: 3.00%; Year 5: 2.00%; Year 6: 1.00%; Year 7 and after: 0.00%. Some investors may qualify for reductions in or waivers of the sales charge (load).

7  The ML Fund's Investment Advisory and Administration Fees and Fee Waiver and/or Expense Reimbursement have been restated to reflect fees effective June 15, 2006.

8  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

9  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

10  Effective February 1, 2006, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.60% (excluding interest expense) of average daily net assets until February 1, 2007. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

11  FAM has agreed to voluntarily waive the management fees to the extent necessary to keep the Net Operating Expenses from exceeding 0.80%, exclusive of distribution fees. FAM may discontinue or reduce this voluntary waiver of fees at any time without notice. After taking into account the voluntary fee waiver, the Net Operating Expenses were 1.55%.

12  In addition to the contractual waiver described in footnote 10, BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 1.49%. The voluntary waiver or reimbursement may be reduced or discontinued at any time.

13  In addition to the contractual waiver described in footnote 10, BlackRock Advisors has agreed to voluntarily waive or reimburse fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 1.42%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class B Shares, BlackRock Fund Investor B Shares and Investor B Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class B Shares*	$577	$848	$1,144	$2,052
BlackRock Fund Investor B Shares*	613	956	1,275	2,116
BlackRock Fund Investor B Shares – Pro Forma Combined*	613	893	1,148	1,781

*  Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class B Shares	$177	$548	$944	$2,052
BlackRock Fund Investor B Shares	163	606	1,075	2,116
BlackRock Fund Investor B Shares – Pro Forma Combined	163	543	948	1,781

ML Fund Class C Shares into BlackRock Fund Investor C Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class C Shares	BlackRock Fund Investor C Shares	Pro Forma BlackRock Fund Investor C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[1]	1.00%	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class C Shares	BlackRock Fund Investor C Shares	Pro Forma BlackRock Fund Investor C Shares
Investment Advisory and Administration Fees	0.50%[2]	0.50%[3]	0.50%[3]
Distribution and/or Service (12b-1) Fees	0.80%	1.00%	1.00%
Other Expenses	0.49%	0.49%[4]	0.26%[4]
Total Annual Fund Operating Expenses	1.79%	1.99%	1.76%
Fee Waiver and/or Expense Reimbursement	0.00%[2]	0.39%[5]	0.16%[5]
Net Operating Expenses	1.79%[2,6]	1.60%[5,7]	1.60%[5,8]

1  There is no CDSC after one year. Some investors may qualify for reductions in or waivers of the CDSC.

2  The ML Fund's Investment Advisory and Administration Fees and Fee Waiver and/or Expense Reimbursement have been restated to reflect fees effective June 15, 2006.

3  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

4  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

5  Effective February 1, 2006, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 1.60% (excluding interest expense) of average daily net assets until February 1, 2007. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

6  FAM has agreed to voluntarily waive the management fees to the extent necessary to keep the Net Operating Expenses from exceeding 0.80%, exclusive of distribution fees. FAM may discontinue or reduce this voluntary waiver of fees at any time without notice. After taking into account the voluntary fee waiver, the Net Operating Expenses were 1.60%.

7  In addition to the contractual waiver described in footnote 5, BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 1.40%. The voluntary waiver or reimbursement may be reduced or discontinued at any time.

8  In addition to the contractual waiver described in footnote 5, BlackRock Advisors has agreed to voluntarily waive or reimburse fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 1.41%. The voluntary waiver or reimbursement may be reduced or discontinued

at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class C Shares, BlackRock Fund Investor C Shares and Investor C Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class C Shares*	$282	$563	$970	$2,105
BlackRock Fund Investor C Shares*	263	587	1,037	2,285
BlackRock Fund Investor C Shares – Pro Forma Combined*	263	539	939	2,060

*  Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class C Shares	$182	$563	$970	$2,105
BlackRock Fund Investor C Shares	163	587	1,037	2,285
BlackRock Fund Investor C Shares – Pro Forma Combined	163	539	939	2,060

ML Fund Class I Shares into BlackRock Fund Institutional Shares

Shareholder Fees (paid directly from your investment)

	ML Fund Class I Shares	BlackRock Fund Institutional Shares	Pro Forma BlackRock Fund Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%	0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	0.00%	0.00%	0.00%
Redemption/Exchange Fees (as a percentage of amount redeemed if applicable)	0.00%	0.00%	0.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average net assets)

	ML Fund Class I Shares	BlackRock Fund Institutional Shares	Pro Forma BlackRock Fund Institutional Shares
Investment Advisory and Administration Fees	0.50%[1]	0.50%[2]	0.50%[2]
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.48%	0.46%[3]	0.24%[3]
Total Annual Fund Operating Expenses	0.98%	0.96%	0.74%
Fee Waiver and/or Expense Reimbursement	0.00%[1]	0.56%[4]	0.34%[4]
Net Operating Expenses	0.98%[1,5]	0.40%[4,6]	0.40%[4,7]

1  The ML Fund's Investment Advisory and Administration Fees and Fee Waiver and/or Expense Reimbursement have been restated to reflect fees effective June 15, 2006.

2  The BlackRock Fund's Investment Advisory and Adminstration Fees have been restated to reflect fees effective February 1, 2006.

3  The BlackRock Fund's Other Expenses have been restated to reflect transfer agency fees effective February 1, 2006.

4  Effective February 1, 2006, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit expenses to 0.40% (excluding interest expense) of average daily net assets until February 1, 2007. The BlackRock Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years.

5  FAM has agreed to voluntarily waive the management fees to the extent necessary to keep the Net Operating Expenses from exceeding 0.80%, exclusive of distribution fees. FAM may discontinue or reduce this voluntary waiver of fees at any time without notice. After taking into account the voluntary fee waiver, the Net Operating Expenses were 0.79%.

6  In addition to the contractual waiver described in footnote 4, BlackRock Advisors has agreed to voluntarily waive or reimburse certain fees or expenses. After taking into account this voluntary waiver or reimbursement, the Net Operating Expenses would be 0.37%. The voluntary waiver or reimbursement may be reduced or discontinued at any time.

7  In addition to the contractual waiver described in footnote 4, BlackRock Advisors has agreed to voluntarily waive or reimburse fees or expenses. After taking into account the voluntary waiver or reimbursement, the Net Operating Expenses would be 0.38%. The voluntary waiver or reimbursement may be reduced or discontinued at any time; however, BlackRock Advisors has agreed not to reduce or discontinue this waiver or reimbursement for a period of two years after the closing of the Reorganization unless approved by the trustees of the BlackRock Fund, including a majority of the non-interested trustees.

Example:

This example is intended to help you compare the cost of investing in ML Fund Class I Shares, BlackRock Fund Institutional Shares and Institutional Shares in the combined fund, assuming the Reorganization took place as of December 31, 2005, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated. The expenses are the same whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	One Year	Three Years	Five Years	Ten Years
ML Fund Class I Shares	$100	$312	$542	$1,201
BlackRock Fund Institutional Shares	41	250	476	1,127
BlackRock Fund Institutional Shares – Pro Forma Combined	41	202	378	886

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free "reorganization" for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the ML Fund, the BlackRock Fund, nor their respective shareholders, will recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the ML Fund and the BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service ("IRS") regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the ML Fund are sold by the ML Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund's basis in such assets. Any gains will be distributed to the ML Fund's shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see "Material U.S. Federal Income Tax Consequences of the Reorganization."

Purchase, Exchange and Redemption of Shares

The Funds have similar policies with respect to the purchase, exchange and redemption of shares. For additional information, see "Comparison of the ML Fund and the BlackRock Fund – Purchase, Exchange, Redemption and Valuation of Shares."

COMPARISON OF THE ML FUND AND THE BLACKROCK FUND

This section provides a comparison of the Funds. It describes the principal and other investment risks of investing in the Funds, followed by a further description of the investment objectives and principal investment strategies of each Fund. In addition, this section provides comparative performance charts and tables and information regarding management of the Funds and each of their investment advisory and administration agreements, as well as information about each Fund's other service providers. The section also provides a description of each Fund's distribution and service fees, procedures for purchase, exchange, redemption and valuation of shares and market timing policies.

Principal and Other Investment Risks

Because of their similar investment objectives and principal investment strategies, the ML Fund and the BlackRock Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. Shareholders will find additional descriptions of specific risks in the prospectuses for the ML Fund and the BlackRock Fund.

There is no guarantee that shares of the combined fund will not lose value. This means shareholders of the combined fund could lose money. The principal value of an investment in the combined fund is not protected or otherwise guaranteed by virtue of the combined fund's investment in inflation-indexed bonds.

Two of the main risks of investing in the combined fund are interest rate risk and credit risk. Typically, when interest rates rise, there is a corresponding decline in the market value of bonds. Market interest rates have in recent years declined significantly below historical average rates. This decline may have increased the risk that these rates will rise in the future. Credit risk refers to the possibility that the issuer of the bond will not be able to make principal and interest payments when due.

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a fund's gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause a fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Each Fund and the combined fund may invest in residential and commercial mortgage-backed securities and other asset-backed securities. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed income securities. A main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-backed securities. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. Investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks. Certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Each Fund and the combined fund may invest without limitation in U.S. dollar-denominated securities, including U.S. dollar-denominated securities of non-U.S. issuers; and unlike the ML Fund, the BlackRock Fund (and the combined fund) may invest up to 20% of its assets in non-U.S. dollar denominated securities, securities of emerging market issuers and non-investment grade bonds (high yield or junk bonds). Non-U.S. dollar denominated and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of interest paid on non-U.S. dollar and non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change); the risk that a security's value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting non-U.S. investment; the possibility of heavy taxation, nationalization or expropriation of assets; and more difficulty obtaining information on non-U.S. securities or companies. In addition, non-U.S. dollar and non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets. In addition, political and economic structures in emerging market countries may be undergoing rapid change and these countries may lack the social, political and economic stability of more developed countries. As a result, some of the risks described above, including the risks of nationalization or expropriation of assets and the existence of smaller, more volatile and less regulated markets, may be increased. The value of many investments in emerging market countries has declined significantly in the past, and may do so again in the future, as a result of economic and political turmoil in many of these countries. Non-investment grade bonds (high yield or junk bonds) carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder. During an economic downturn, a period of rising interest rates or a recession, issuers of high yield securities who have a lot of debt may experience financial problems. They may not have enough cash to make their principal and interest payments. An economic downturn could also hurt the market for lower-rated securities and the fund. The market for high yield bonds is not as liquid as the markets for higher rated securities. This means that it may be harder to buy and sell high yield bonds, especially on short notice. The market could also be hurt by legal or tax changes. Securities rated in the fourth highest category by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

Each Fund and the combined fund may invest a portion of its assets in U.S. Government securities and U.S. Government agency securities. These securities may differ in their interest rates, maturities, times of issuance and other characteristics. U.S. Government agency securities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies, sponsored enterprises and instrumentalities if it is not obligated by law to do so.

Each Fund and the combined fund's use of derivatives may reduce its returns and/or increase its volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose a fund to losses. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, management may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause a fund's derivatives positions to lose value.

Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, reverse repurchase agreements and dollar rolls and may expose the combined fund to greater risk and increase its costs. To mitigate leverage risk, the management team will segregate liquid assets on the books of the combined fund or otherwise cover the transactions. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of a fund's portfolio will be magnified when the fund uses leverage. A fund will also have to pay interest on its borrowings, reducing the its return. This interest expense may be greater than a fund's return on the underlying investment.

The BlackRock Fund historically has had a higher portfolio turnover rate than the ML Fund. High portfolio turnover (more than 100%) may result in increased transaction costs to the combined fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of portfolio securities may result in the recognition of capital gain or loss. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss. These effects of higher portfolio turnover may adversely affect the combined fund's performance.

Investment Objectives and Principal Investment Strategies

ML Fund. The ML Fund's investment objective is to seek maximum real return consistent with preservation of capital. The ML Fund's investment objective may be changed by the ML Fund Board without shareholder approval.

The ML Fund seeks to achieve its investment objective by investing, under normal circumstances, primarily in inflation-indexed bonds of varying maturities issued by the U.S. Government and non-U.S. governments, their agencies or instrumentalities, and corporations. The value of an inflation-indexed bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Under normal circumstances, the ML Fund will invest at least 80% of its assets in inflation indexed bonds and other instruments designed to provide protection against inflation. This policy is a non-fundamental policy of the ML Fund and may not be changed without 60 days' prior notice to shareholders.

The ML Fund invests primarily in securities rated investment grade by Moody's, S&P or Fitch Ratings or in unrated securities determined by management to be of comparable quality. The ML Fund also may invest without limit in U.S. dollar denominated securities of foreign issuers that are structured to provide protection against inflation in the country where the issuer is located. The ML Fund may invest in various types of mortgage-backed securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. Mortgage-backed securities frequently react differently to changes in interest rates than other debt securities.

The ML Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities that are structured to provide protection against inflation. The ML Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The ML Fund may also use various derivative investments to gain exposure to credit and other spread products, including corporate bonds, mortgages and asset-backed securities.

As a temporary defensive measure, the ML Fund may invest without limitation in cash or money market securities. Normally a portion of the ML Fund's assets would be held in these securities in anticipation of investment in fixed income securities or to meet redemptions. Investments in money market securities can be sold easily and have limited risk of loss. These investments may affect the ML Fund's ability to achieve its investment objective.

The ML Fund is non-diversified, which means that it may invest in a smaller number of issuers than a diversified fund.

BlackRock Fund. The BlackRock Fund's investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management. The BlackRock Fund's investment objective may be changed by the BlackRock Fund Board without shareholder approval upon 30 days' notice to shareholders.

In pursuit of its investment objective, the BlackRock Fund normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. The BlackRock Fund maintains an average portfolio duration that is within +/- 20% of the duration of the Fund's benchmark, the Lehman Global Real: U.S. TIPS Index.

The BlackRock Fund may invest up to 20% of its assets in non-investment grade bonds (high yield or junk bonds). Non-investment grade bonds acquired by the BlackRock Fund will generally be in the lower ratings categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody's) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The BlackRock Fund may also purchase U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, investment grade corporate bonds and asset backed securities.

The BlackRock Fund may invest up to 20% of its assets in non-U.S. dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The BlackRock Fund also may invest up to 20% of its assets in securities of emerging market issuers.

The management team may, when consistent with the BlackRock Fund's investment objective, buy or sell options or futures, or enter into interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The BlackRock Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The BlackRock Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The BlackRock Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The BlackRock Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Combined Fund. The combined fund's investment objective and principal investment strategies will be those of the BlackRock Fund. Because the ML Fund and the BlackRock Fund pursue similar investment objectives and hold similar securities, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses associated with the sale of securities held by the ML Fund which are incompatible with the BlackRock Fund's investment objective. The combined fund will be named the BlackRock Inflation Protected Bond Portfolio.

Performance Information

The bar chart and tables below illustrate the past performance of an investment in each Fund. The information shows you how each Fund's performance has varied year by year and provides some indication of the risks of investing in each Fund. The performance tables compare each Fund's performance to a recognized unmanaged index of bond market performance. As with all such investments, past performance (before and after taxes) is not an indication of future results. In the bar chart, sales charges are not reflected; if they were, returns would be less than those shown. Sales charges are reflected in the performance tables. If BlackRock Advisors and its affiliates had not waived or reimbursed certain fund expenses during these periods, the BlackRock Fund's returns would have been lower.

ML Fund

Average Annual Total Return1 (for the periods ended December 31, 2005)

	ONE YEAR	SINCE INCEPTION*
Class A Shares – Return Before Taxes	(2.01)%	1.12%
Class B Shares
Return Before Taxes	(2.32)%	0.77%
Return After Taxes on Distributions	(3.66)%	(0.56)%
Return After Taxes on Distributions and Sale of Fund Shares	(1.52)%	(0.11)%
Class C Shares – Return Before Taxes	0.62%	2.82%
Class I Shares[2] – Return Before Taxes	2.30%	3.61%
Lehman Brothers Global Real: U.S. TIPS[3]	2.84%	4.15%

1  The information for the ML Fund in the table assumes reinvestment of dividends and distributions and payment of applicable fees and sales charges.

2  The returns for Class I Shares do not reflect the Class I Shares front-end sales charge in effect prior to December 28, 2005. If the sales charge were included, the returns for Class I Shares would be lower.

3  The Lehman Brothers Global Real: U.S. TIPS is an unmanaged index that consists of inflation protected securities issued by the U.S. Treasury. Securities in the index are fixed rate U.S. Treasury Inflation Notes that are publicly traded, dollar-denominated and non convertible. The information for the benchmark does not assume reinvestment of dividends and distributions, any deduction for fees, expenses or taxes, or any sales charges.

*  February 27, 2004.

BlackRock Fund

Average Annual Total Return1 (for the periods ended December 31, 2005)

	ONE YEAR	SINCE INCEPTION*
Investor A Shares[2]
Return Before Taxes	0.55%	5.33%
Return After Taxes on Distributions	(1.99)%	2.95%
Return After Taxes on Distributions and Sale of Fund Shares	0.44%	3.21%
Investor B Shares – Return Before Taxes	(1.57)%	4.23%
Investor C Shares – Return Before Taxes	1.86%	7.06%
Institutional Shares – Return Before Taxes	3.79%	7.91%
Lehman Brothers Global Real: U.S. TIPS[3]	2.84%	7.02%

1  The information for the BlackRock Fund in the table assumes reinvestment of dividends and distributions and payment of applicable fees and sales charges.

2  The returns for Class A Shares reflect the Class A Shares front-end sales charge currently in effect. If the Class A Shares front-end sales charge to be effective following the Reorganization was included, returns for Class A Shares would be lower.

3  The Lehman Brothers Global Real: U.S. TIPS is an unmanaged index that consists of inflation protected securities issued by the U.S. Treasury. Securities in the index are fixed rate U.S. Treasury Inflation Notes that are publicly traded, dollar-denominated and non convertible. The information for the benchmark does not assume reinvestment of dividends and distributions, any deduction for fees, expenses or taxes, or any sales charges.

*  June 28, 2004.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B Shares of the ML Fund and Investor A Shares of the BlackRock Fund; after-tax returns for other classes of shares will vary.

The combined fund will be named the BlackRock Inflation Protected Bond Portfolio following the Reorganization. Because the combined fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the BlackRock Fund at the closing of the Reorganization.

Management of the Funds

ML Fund. FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the ML Fund. FAM is responsible for the ML Fund's investment and business activities, and receives the management fee as compensation. FAM is an affiliate of MLIM, which is a wholly-owned subsidiary of Merrill Lynch.

Frank Viola and Thomas Musmanno and Vice Presidents and the co-portfolio managers of the ML Fund, and are jointly and primarily responsible for the day-to-day management of the ML Fund's portfolio. Frank Viola has been the ML Fund's co-portfolio manager since inception. Mr. Viola has been a Managing Director of MLIM since 2002, was a Director of MLIM from 2000-2002 and was a Vice President of MLIM from 1997-2000. He has been a portfolio manager in the fixed income management group with MLIM since 1997. Thomas Musmanno has been the ML Fund's co-portfolio manager since inception. Mr. Musmanno has been a Director of MLIM since 2004 and was a Vice President from 1996-2004. He has been the Derivatives and Structured Products Specialist with MLIM since 2000 and has been a portfolio manager in the fixed income group with MLIM since 1996.

BlackRock Fund.  BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the investment adviser to the BlackRock Fund. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of PNC. BlackRock Financial Management, Inc. ("BFM"), an affiliate of BlackRock Advisors located at 40 East 52nd Street, New York, New York 10022, serves as the BlackRock Fund's sub-adviser.

The BlackRock Fund's management team is led by a team of investment professionals at BFM, including the following individuals who have day-to-day responsibility: Stuart Spodek, Managing Director of BFM since 2002, and Brian Weinstein, Vice President of BFM. Mr. Spodek is a member of the Investment Strategy Group and his primary responsibility is managing fixed income portfolios, with a sector emphasis on global government bonds, derivative instruments and implementing yield curve strategy across global portfolios. Mr. Spodek joined BlackRock in 1993. Mr. Weinstein is a member of the Investment Strategy Group. His primary responsibility is the management of total return and real return products. Mr. Weinstein focuses on relative value opportunities across the yield curve in Government and Agency securities. Mr. Weinstein moved to his current role in the Portfolio Management Group in 2002. He began his career at BlackRock in the Portfolio Analytics Group in 2000. Mr. Spodek has been a portfolio manager of the BlackRock Fund since inception. Mr. Weinstein has been a portfolio co-manager of the BlackRock Fund since 2005.

Combined Fund.  Following the Reorganization, BlackRock Advisors will serve as investment adviser to the combined fund and BFM will serve as sub-adviser. The combined fund's management team will be led by Mr. Spodek and Mr. Weinstein.

The Reorganization SAI provides additional information about the compensation of each Fund's managers, other accounts managed by such managers, and such managers' ownership of securities in their respective Fund.

Investment Advisory Agreements

ML Fund.  Currently, FAM has overall responsibility for managing the investments of the ML Fund, subject to the oversight of the ML Fund Board. Under the investment advisory agreement (the "ML Advisory Agreement"), FAM provides the ML Fund with investment advisory and management services. Subject to the oversight of the ML Fund Board, FAM is responsible for the actual management of the ML Fund's portfolio and reviews the ML Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with FAM. FAM performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the ML Fund. FAM receives a fee at the annual rate of 0.25% of the average daily net assets of the ML Fund for its investment advisory services.

A discussion regarding the basis for the ML Fund Board's previous approval of the ML Advisory Agreement is available in the ML Fund's semi-annual report to shareholders for the six months ended May 31, 2005. A discussion regarding the basis for the ML Fund Board's most recent approval of the ML Advisory Agreement will be available in the ML Fund's semi-annual report to shareholders for the six months ended May 31, 2006. The ML Fund's reports to shareholders, when available, are available to shareholders by calling 1-800-995-6526.

BlackRock Fund.  BlackRock Advisors provides investment advisory services to the BlackRock Fund pursuant to an investment advisory agreement. BFM provides sub-advisory services to the BlackRock Fund pursuant to a sub-advisory agreement. The investment advisory agreement between the BlackRock Fund and BlackRock Advisors and the sub-advisory agreement with respect to the BlackRock Fund between BlackRock Advisors and BFM are collectively referred to herein as the "BlackRock Advisory Agreement."

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the BlackRock Fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

Average Daily Net Assets	Investment Advisory Fee
Up to $1 billion	0.400%
$1 billion-$2 billion	0.375%
$2 billion-$3 billion	0.350%
more than $3 billion	0.325%

Applying this fee schedule, the BlackRock Fund's effective advisory fee rate was 0.40% of the BlackRock Fund's average daily net assets for the year ended December 31, 2005.

BlackRock Advisors has agreed contractually until February 1, 2007 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares of the BlackRock Fund at the level shown in the fee and expense tables above. See "Summary – Fees and Expenses" above.

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of Investor A Shares, Investor B Shares, Investor C Shares and Institutional Shares through February 1, 2007 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If within two years following a waiver or reimbursement, the operating expenses of a class of shares of the BlackRock Fund are less than this expense limit, such class of shares may be required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under this agreement.

A discussion regarding the basis for the BlackRock Fund Board's approval of the BlackRock Advisory Agreement is available in the BlackRock Fund's most recent semi-annual report to shareholders for the six months ended March 31, 2006 and is available to shareholders by calling 1-800-441-7762.

Combined Fund.  If the shareholders of the ML Fund approve the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the BlackRock Advisory Agreement, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the ML Advisory Agreement and the BlackRock Advisory Agreement.

MLIM and BlackRock Advisors perform similar investment advisory roles for their respective Funds under the terms of their respective Advisory Agreements. As discussed above, under the ML Advisory Agreement, MLIM receives a fee based on a fixed percentage of the ML Fund's average daily net assets, while under the BlackRock Advisory Agreement, BlackRock Advisors receives an investment advisory fee that decreases as the average daily net assets of the BlackRock Fund increase. Following the Reorganization, the BlackRock Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the BlackRock Fund fee structure will result in the combined fund having lower contractual advisory fees than under the ML Fund Advisory Agreement.

Administration Agreements

ML Fund.  FAM provides administrative services to the ML Fund pursuant to an administration agreement (the "ML Administration Agreement"). Under the ML Administration Agreement, FAM provides certain administrative services to the ML Fund and provides (or causes its affiliates to provide) for the ML Fund's office space, facilities and necessary personnel as well as the fees of those trustees and officers of the ML Fund who are affiliated persons of FAM or any of its affiliates. Under the ML Administration Agreement, the ML Fund pays FAM an administrative fee at the annual rate of 0.25% of the average daily net assets of the ML Fund.

BlackRock Fund.  BlackRock Advisors and PFPC Inc. ("PFPC") serve as the BlackRock Fund's co-administrators pursuant to an administration agreement (the "BlackRock Administration Agreement"). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes the BlackRock Fund's net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund's independent public accountants. Under the BlackRock Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund's service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund's service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund's operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the BlackRock Administration Agreement, the BlackRock Fund pays BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.075% of the first $500 million of the BlackRock Fund's average daily net assets, 0.065% of the next $500 million of the BlackRock Fund's average daily net assets and 0.055% of the BlackRock Fund's average daily net assets in excess of $1 billion; and (ii) 0.025% of the first $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund, 0.015% of the next $500 million of the average daily net assets allocated to each class of shares of the BlackRock Fund and 0.005% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion. Applying this fee schedule, the BlackRock Fund's effective administrative fee rate was 0.10% of the Fund's average daily net assets for the year ended December 31, 2005.

Combined Fund.  Following the Reorganization, the combined fund will be administered by BlackRock Advisors and PFPC pursuant to the BlackRock Administration Agreement, the major elements of which are described above.

Other Service Providers

ML Fund.  The Bank of New York, 2 Hanson Place, Brooklyn, New York, 11217, serves as the custodian for the ML Fund, State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, provides certain accounting services to the ML Fund. Financial Data Services, Inc., an affiliate of FAM, located at 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent of the ML Fund. Ernst & Young LLP, located at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103-7096, is the independent registered public accounting firm for the ML Fund. FAM Distributors, Inc. ("FAM Distributors"), an affiliate of FAM, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the distributor and principal underwriter for the ML Fund.

BlackRock Fund.  PFPC, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as administrator, transfer agent and dividend disbursing agent to the BlackRock Fund. PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund's custodian. PFPC and PFPC Trust Company are each affiliates of PNC. Deloitte & Touche LLP, located at 1700 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the BlackRock Fund. BlackRock Distributors, Inc. ("BlackRock Distributors"), located at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of PNC, serves as the distributor and principal underwriter for the BlackRock Fund.

Combined Fund.  Following the Reorganization, the BlackRock Fund's current service providers will service the combined fund.

Distribution and Service Fees

ML Fund. The ML Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the "ML Fund Distribution Plans"). Under the ML Fund Distribution Plans, the ML Fund pays annual service and distribution fees to FAM Distributors at a rate of up to 0.25% of average daily net assets for Class A Shares, 0.75% of average daily net assets for Class B Shares and 0.80% of average daily net assets for Class C Shares. These fees are used to cover the costs of the Fund's marketing and distribution efforts, such as compensating financial advisers and other financial intermediaries. Class I Shares do not pay distribution or service fees.

BlackRock Fund.  The BlackRock Fund has adopted a plan (the "BlackRock Fund Distribution Plan") that allows the BlackRock Fund to pay distribution fees for the sale of its shares pursuant to Rule 12b-1 under the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan, Investor Shares pay a fee (a distribution fee) to BlackRock Distributors and/or affiliates of PNC (including BlackRock Advisors) for distribution and sales support services. The distribution fees may also be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (including BlackRock Advisors, PNC and its affiliates) ("Service Organizations") for sales support services and related expenses. All Investor B and Investor C Shares pay a maximum distribution fee of 0.75% per year. All Investor A Shares currently may pay a maximum distribution fee of 0.10% per year; however, such fee is currently being waived by the BlackRock Fund, and, upon the closing of the Reorganization, such fee will be eliminated for the combined fund.

Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor Shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor Shares of the BlackRock Fund. All Investor A, Investor B and Investor C Shares of the BlackRock Fund pay this shareholder servicing fee.

Institutional Shares do not pay distribution or shareholder servicing fees.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, BlackRock Distributors and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). From time to time, BlackRock Advisors, BlackRock Distributors or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services at its or their own expense and out of its or their legitimate profits. BlackRock Advisors, BlackRock Distributors and their affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of the BlackRock Fund or for other services to the BlackRock Fund and its shareholders. These payments would be in addition to the payments by the BlackRock Fund described in its prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization. The aggregate amount of these payments by BlackRock Advisors, BlackRock Distributors and their affiliates may be substantial. Payments by BlackRock Advisors may include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a Service Organization, its employees or associated persons to recommend or sell shares of the BlackRock Fund.

The amount of distribution fees and service fees varies among the classes offered by the BlackRock Fund. Because these fees are paid out of the BlackRock Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the BlackRock Fund associated with that class of shares. To assist investors in comparing classes of shares, the tables under "Summary – Fees and Expenses" above provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.

Combined Fund.  Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above.

For more information on the ML Fund Distribution Plans or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the ML Fund's Prospectus or the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement).

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the ML Fund and the BlackRock Fund are similar. Shareholders should refer to the ML Fund's Prospectus and the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement) for the specific procedures applicable to purchases, exchanges and redemptions of shares. Shareholders should also refer to the Reorganization SAI for additional information regarding the purchase, exchange, redemption and valuation of BlackRock Fund shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See "Summary – Fee and Expenses" above. The following discussion describes the policies and procedures related to the purchase, exchange, redemption and valuation of shares of the BlackRock Fund, which policies and procedures will be used by the combined fund.

Purchasing Shares.  Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check. Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open will be priced based on the net asset value ("NAV") calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of the BlackRock Fund as of the pricing time each day the NYSE is open.

After the closing of the Reorganization, the minimum investment for the initial purchase of the BlackRock Fund's Investor Shares will be $1,000. The BlackRock Fund will permit a lower initial investment for employees of the BlackRock Fund or one of its service providers and through certain fee-based programs, retirement plans and the Automatic Investment Plan in which shareholders make regular, periodic investments through a savings or checking account. There is a $50 minimum for all subsequent investments, subject to certain exclusions.

The BlackRock Fund's Institutional Shares are available to registered investment advisors for a minimum investment of $250,000 and to institutions and individuals for a minimum investment of $2 million. Such minimum investment levels will not apply to holders of Class I Shares of the ML Fund who receive Institutional Shares of the BlackRock Fund as part of the Reorganization.

The BlackRock Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the BlackRock Fund, meets the minimum investment requirement. The BlackRock Fund has lower investment minimums for shareholders investing through selected fee-based programs.

After the Reorganization, Investor B Shares of the BlackRock Fund will not be continuously offered and holders of Investor B Shares of the BlackRock Fund may only purchase additional Investor B Shares through dividend and capital gain reinvestments, although certain retirement plans may purchase additional shares. Thus, shareholders receiving Investor B Shares in the Reorganization who seek to make additional investments in the combined fund may want to consider purchasing other share classes. Such shareholders should note that such other share classes are subject to different fees and expenses than their original shares and should read the BlackRock Fund Investor Shares Prospectus for additional information.

Exchanging Shares.  Currently shareholders may exchange Investor Shares of the BlackRock Fund for shares of the same class of another BlackRock fund. Currently, shareholders may not exchange Institutional Shares of the BlackRock Fund for Institutional Shares of another BlackRock fund; however, after the closing of the Reorganization, shareholders will have the right to exchange Institutional Shares of the BlackRock Fund for Institutional Shares of another BlackRock fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that he or she did not want this option.

After the closing of the Reorganization, ML Fund shareholders who receive Investor A, Investor B, Investor C Shares or Institutional Shares of the BlackRock Fund will have the right to exchange such shares for Investor A, Investor B, Investor C Shares or Institutional Shares respectively, of another BlackRock fund, using the same procedures currently applicable to the BlackRock Fund, as described above. In making such exchanges, shareholders may be subject to different fees and expenses than with their original shares and should read the applicable BlackRock fund prospectus.

Redeeming Shares.  BlackRock Fund shareholders may place redemption orders by sending a written redemption request to or telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable deferred sales charge or redemption/exchange fee, as discussed above. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the appropriate BlackRock Fund Prospectus.

The BlackRock Fund may:

•  Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

•  Postpone the date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the 1940 Act;

•  Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level, as described below; and

•  Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the 1940 Act.

The BlackRock Fund may redeem a shareholder's account at any time if the net asset value of the account falls below the required minimum initial investment as the result of a redemption or an exchange request. The shareholder will be notified in writing that the value of the account is less than the required amount and, after the closing of the Reorganization, the shareholder will be allowed 60 days to make additional investments before the redemption is processed.

Valuation of Shares. The ML Fund and the BlackRock Fund have similar procedures for valuing securities. Each Fund computes its net asset value ("NAV") by using prices as of the close of trading on the NYSE and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by such Fund's Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

Each Fund calculates net asset value per share, and therefore effects sales, redemptions and exchanges of its shares, as of the close of trading on the NYSE each day the NYSE is open for trading.

Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days which are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund's net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its shares. If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when a Fund's net asset value was last calculated, such securities may be valued at their fair value as determined in good faith in accordance with procedures established by such Fund's Board of Trustees.

These policies will apply to the combined fund following the Reorganization. There is no guarantee that both Funds will use the same price on a particular security at any given time.

Market Timing

Each Fund discourages and does not accommodate frequent purchases and redemptions of shares by Fund shareholders, and each Fund's Board has adopted policies and procedures to deter such frequent purchases and redemptions. For further information with respect to the ML Fund's or the BlackRock Fund's policies with respect to purchases, redemptions and exchanges of shares, see the ML Fund Prospectus or the appropriate BlackRock Fund Prospectus (copies of which accompany this Combined Prospectus/Proxy Statement).

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the ML Fund may be found in the ML Fund's Prospectus which is available by calling 1-800-995-6526. Financial highlights tables for the BlackRock Fund may be found in the BlackRock Fund Investor Shares Prospectus and the BlackRock Fund Institutional Shares Prospectus, copies of which accompany this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the ML Fund will transfer substantially all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A, Investor B, Investor C and Institutional Shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix B – "Form of Agreement and Plan of Reorganization." The shares of the BlackRock Fund issued to the ML Fund will have an aggregate net asset value equal to the aggregate net asset value of the ML Fund shares outstanding immediately prior to the Reorganization. Upon receipt by the ML Fund of the shares of the BlackRock Fund, the ML Fund will distribute the shares to ML Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the ML Fund will be dissolved under applicable state law.

The distribution of BlackRock Fund shares to ML Fund shareholders will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the ML Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of shares of the same or a similar class of the BlackRock Fund that the ML Fund receives under the terms of the Reorganization Agreement. See "Terms of the Reorganization Agreement" below.

Accordingly, as a result of the Reorganization, each ML Fund shareholder will own the same or a similar class of shares of the BlackRock Fund having an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's ML Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund's net asset value. However, as a result of the Reorganization, a shareholder of either of the ML Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the ML Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization, although shareholders who receive Investor B and Investor C Shares of the BlackRock Fund (and, under certain circumstances, Investor A Shares) in the Reorganization will continue to be subject to a contingent deferred sales charge if they sell such shares after the Reorganization before the applicable holding period expires. The holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the ML Fund or (ii) shares were purchased from any other MLIM fund and subsequently were exchanged for shares of the ML Fund. Redemptions made after the Reorganization may be subject to contingent deferred sales charges.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the BlackRock Fund will acquire substantially all of the assets and certain stated liabilities of the ML Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the ML Fund will transfer to the BlackRock Fund substantially all of its assets in exchange solely for Investor A, Investor B, Investor C and Institutional Shares of the BlackRock Fund that are equal in value to the value of the net assets of the ML Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of certain stated liabilities of the ML Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the ML Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The ML Fund expects to distribute the shares of the BlackRock Fund to the shareholders of the ML Fund promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the ML Fund will be redeemed in accordance with Delaware law. Thereafter, the ML Fund will dissolve under Delaware law and terminate its registration under the 1940 Act.

The BlackRock Fund and the ML Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•  the approval of the Reorganization by ML Fund shareholders;

•  the completion of the transaction between MLIM and BlackRock;

•  the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•  the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•  the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

•  the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•  the declaration of a dividend by the ML Fund to distribute all of its undistributed net investment income and net capital gains; and

•  the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the ML Fund.

The ML Fund Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of ML Fund shareholders (as described more fully in "Reasons for the Reorganization" below) and that the interests of existing shareholders of the ML Fund will not be diluted with respect to net asset value as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the ML Fund Board with regard to the Reorganization include, but are not limited to, the following:

•  The investment objectives and policies of the ML Fund and the BlackRock Fund are similar. See "Comparison of the ML Fund and the BlackRock Fund – Investment Objectives and Principal Investment Strategies."

Through the Reorganization, shareholders will be invested in a combined fund with similar objectives and strategies. As a result, the style and risk/return profile of the combined fund will remain comparable to those of the shareholders' current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective of the combined fund.

•  It is expected that the combined fund will achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the combined fund should permit the combined fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger combined fund may achieve greater portfolio diversity and potentially lower portfolio transactions costs.

•  It is expected that the combined fund will have net operating expenses at or below those of the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers.

Shareholders of each class of the ML Fund are expected to experience net operating expenses in the combined fund at or below those which they had in the ML Fund prior to the Reorganization after taking into account contractual and/or voluntary fee waivers. See "Summary – Fees and Expenses."

•  There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free transfer of the assets and certain stated liabilities of the ML Fund in exchange for shares of the BlackRock Fund. Shareholders will receive BlackRock Fund shares equivalent to the aggregate net asset value of their ML Fund shares, and will pay no federal income tax on the transaction.

•  The new BlackRock organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually.

The new BlackRock investment management organization will have significantly more investment professionals and related resources than either BlackRock or MLIM possesses individually, enhancing the new BlackRock's market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•  The composition of the investment management team that will manage the combined fund, the team's investment style and strategies.

Shareholders will benefit from the continuing experience and expertise of the investment management team designated for the combined fund and their commitment to the investment style and strategies to be used in managing the assets of the combined fund. See "Comparison of the ML Fund and the BlackRock Fund – Management of the Funds."

•  The relative performance histories of each Fund.

The Boards reviewed the relative performance of each Fund over different time periods compared to each other and to the relative benchmarks applicable to each Fund. Because the combined fund will most closely resemble the BlackRock Fund, the BlackRock Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the BlackRock Fund at the closing of the Reorganization.

•  Shareholders will have substantially the same services available and will have access to the larger combined fund family with a broader array of options.

Specific service features – such as minimum investments and exchange rules – will remain consistent or become more favorable. Certain service features, including the automatic investment plan, with respect to classes of shares of the BlackRock Fund that will not be available for purchase after the Reorganization will differ. The new BlackRock will offer an expanded product line consisting of over 100 open-end funds under the BlackRock name with over $200 billion in assets. Currently, MLIM manages over 50 open-end funds with approximately $130 billion in assets, while BlackRock Advisors manages over 60 open-end funds with approximately $87 billion in assets. This broader product line offers certain shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family. See "Comparison of the ML Fund and the BlackRock Fund – Purchase, Exchange, Redemption and Valuation of Shares" and "– Continuation of Shareholder Accounts and Plans; Share Certificates."

•  The costs associated with the Reorganization will be paid by MLIM, BlackRock or their affiliates and will not be borne by shareholders. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage – all of which will be paid by MLIM, BlackRock or their affiliates. Shareholders will not have to pay any sales charge (including any CDSC) on the BlackRock Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their ML Fund shares will carry over to the BlackRock Fund shares they receive in the Reorganization.

•  BlackRock has a strong commitment to, and record of, compliance.

Shareholders will benefit from BlackRock's strong compliance culture, which includes: a company-wide compliance education program; dedicated legal and compliance personnel for areas throughout the organization; frequent communication to fund boards; committed outside fund and regulatory counsel as well as counsel to independent trustees.

Considering these and other reasons, the ML Fund Board unanimously concluded that consummation of the Reorganization is in the best interests of the ML Fund and its shareholders and that the interest of the shareholders of the ML Fund would not be diluted with respect to net asset value as a result of the Reorganization. The approval determination was made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, though individual trustees may have placed different weight on various factors and assigned different degrees of materiality to various factors.

By a separate notice and proxy statement, the ML Fund shareholders are being asked to approve an investment advisory agreement with BlackRock Advisors to take effect after the completion of the transaction between MLIM and BlackRock. If the Reorganization is not approved by ML Fund shareholders but the investment advisory agreement with BlackRock Advisors is approved, the ML Fund will continue to operate for the time being as a separate fund advised by BlackRock Advisors, and the ML Fund Board will consider other alternatives to the Reorganization. If neither the Reorganization nor the new investment advisory agreement is approved by ML Fund shareholders, the ML Fund Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the ML Fund Board may be required to liquidate the ML Fund. Any such liquidation would be a taxable event for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the ML Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the ML Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the ML Fund each will be a "party to a reorganization" within the meaning of Section 368(b) of the Code. As such a reorganization, the U.S federal income tax consequences of the Reorganization can be summarized as follows:

•  No gain or loss will be recognized by the ML Fund or the BlackRock Fund upon the transfer of all of the assets of the ML Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the ML Fund, or upon the distribution of the shares of the BlackRock Fund by the ML Fund to its shareholders in the subsequent liquidation of the ML Fund.

•  No gain or loss will be recognized by a shareholder of the ML Fund who exchanges all of his, her or its shares of the ML Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

•  The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the ML Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the ML Fund surrendered in exchange therefor.

•  The holding period of the shares of the BlackRock Fund received by a shareholder of the ML Fund pursuant to the Reorganization will include the holding period of the shares of the ML Fund surrendered in exchange therefor.

•  The BlackRock Fund's tax basis in the ML Fund's assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the ML Fund immediately prior to the Reorganization.

•  The holding period of the assets of the ML Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the ML Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the ML Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the ML Fund and its shareholders.

Prior to the Closing Date, the ML Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the ML Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the ML Fund's basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the ML Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund will succeed to the capital loss carryforwards of the ML Fund.

Shareholders of the ML Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by FAM Distributors at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder's account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

MLIM, BlackRock or their affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs. Neither the Funds nor their shareholders will bear any of the expenses incurred in connection with the Reorganization. Any brokerage or other trading costs incurred by a Fund in connection with buying or selling portfolio securities prior to the Reorganization will be borne by that Fund.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund's financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the BlackRock Fund will establish an account for each ML Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the ML Fund who are accumulating ML Fund shares under the dividend reinvestment plan or automatic investment plan (except as described below), who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to ML Fund shares will retain the same rights and privileges after the Reorganization in connection with the shares of the BlackRock Fund received in the Reorganization through similar plans maintained by the BlackRock Fund. Shareholders of ML Fund Class B Shares who are enrolled in the ML Fund's automatic investment plan will not be automatically enrolled in the automatic investment plan for the class of shares of the BlackRock Fund received in the Reorganization, but will have the option to enroll in an automatic investment plan for a different class of shares of the BlackRock Fund. Such shareholders should note that such other classes of shares are subject to different fees and expenses than their original shares and should read the BlackRock Fund Investor Shares Prospectus for additional information.

It will not be necessary for shareholders of the ML Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the ML Fund, such certificates will become null and void. Generally, no certificates for the BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of December 31, 2005: (i) the unaudited capitalization of the ML Fund; (ii) the unaudited capitalization of the BlackRock Fund; and (iii) the unaudited pro forma combined capitalization of the BlackRock Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
ML Fund
Class A	$13,799,326	$9.85	1,401,161
Class B	13,374,496	9.85	1,358,396
Class C	61,449,988	9.85	6,241,555
Class I	6,827,102	9.85	692,786
Total	$95,450,912		9,693,898
BlackRock Fund
Investor A	$3,914,699	$10.07	388,886
Investor B	2,527,023	10.08	250,684
Investor C	4,060,343	10.13	400,945
Institutional	14,683,182	10.13	1,449,427
Service	2,349	10.15	231
BlackRock	20,302,103	9.95	2,039,993
Total	$45,489,699		4,530,166
Pro Forma BlackRock Fund
Investor A	$17,714,025	$10.07	1,759,226
Investor B	15,901,519	10.08	1,577,519
Investor C	65,510,331	10.13	6,467,084
Institutional	21,510,284	10.13	2,123,376
Service	2,349	10.15	231
BlackRock	20,302,103	9.95	2,039,993
Total	$140,940,611		13,967,429

Shareholder Information

As of June 2, 2006, there were 8,401,969 shares of the ML Fund outstanding. As of such date, the trustees and officers of the ML Fund as a group owned less than 1% of the outstanding shares of the ML Fund. As of June 2, 2006, no person was known by the ML Fund to own beneficially or of record 5% or more of any class of shares of the ML Fund except as follows:

Name & Address	Class	% of Class	% of ML Fund	% of Combined Fund
Blue Bell Group, Inc** 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	20.29%	3.20%	2.04%
Enrique C. Falla and Lucrecia S. Falla* 800 Scudders Mill Road Plainsboro, NJ 08536	Class I	7.63%	1.20%	0.77%

*  Beneficial holder.

**  Holder of record.

As of June 2, 2006, there were 4,494,562 shares of the BlackRock Fund outstanding. As of such date, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of June 2, 2006, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of shares of the BlackRock Fund except as follows:

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund
Merrill Lynch, Pierce, Fenner & Smith Incorporated** 4800 E. Deerlake Dr. 3rd Floor Jacksonville, FL 32246-6484	Investor A	14.95%	1.27%	0.46%
NFS LLC** 566 Westchester Avenue Rye Brook, NY 10573	Investor A	7.84%	0.67%	0.24%
Pershing LLC** P.O. Box 2052 Jersey City, NJ 07303-9998	Investor A	6.20%	0.53%	0.19%
Merrill Lynch, Pierce, Fenner & Smith Incorporated** 4800 E. Deerlake Dr. 3rd Floor Jacksonville, FL 32246-6484	Investor B	34.25%	1.48%	0.53%
Merrill Lynch, Pierce, Fenner & Smith Incorporated** 4800 E. Deerlake Dr. 3rd Floor Jacksonville, FL 32246-6484	Investor C	64.35%	6.25%	2.24%
PNC Bank** Saxon & Co. 8800 Tinicum Blvd. Philadelphia, PA 19153	Institutional	95.04%	30.38%	10.89%

Name & Address	Class	% of Class	% of BlackRock Fund	% of Combined Fund
Jan Speth* 308 Mott Street New York, NY 10012	Service	96.81%	0.01%	0.00%
BlackRock Funding Inc.** 40 East 52nd Street, 4th Floor New York, NY 10154	BlackRock	74.35%	33.81%	12.12%
PNC Bank** Saxon & Co. 8800 Tinicum Blvd. Philadelphia, PA 19153	BlackRock	14.71%	6.69%	2.40%
MAC & Co. ** P.O. Box 3198 Pittsburgh, PA 15230	BlackRock	10.89%	4.95%	1.77%

*  Beneficial holder.

**  Holder of record.

Shareholder Rights and Obligations

While the ML Fund and the BlackRock Fund are different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the ML Fund will generally have the same legal characteristics as the shares of the ML Fund with respect to such matters as voting rights, accessibility, and transferability.

Under its organizational documents, the ML Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Under its organizational documents, the BlackRock Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The ML Fund Board and the BlackRock Fund Board may, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund currently offers six classes of shares (Investor A, Investor B, Investor C, Institutional, Service and BlackRock Shares). The ML Fund offers four classes of shares (Class A, B, C and I Shares).

Each of the ML Fund and the BlackRock Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the BlackRock Fund Board has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the BlackRock Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the ML Fund have substantially similar voting rights.

There are no preemptive rights in connection with shares of either Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

The BlackRock Fund is a series of the BlackRock Trust, a business trust organized under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the BlackRock Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the BlackRock Fund for the acts or obligations of the BlackRock Fund, and that every note, bond, contract, order or other undertaking made by the BlackRock Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the BlackRock Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the BlackRock Fund, and shall satisfy any judgment thereon.

The foregoing is only a summary of certain rights of shareholders under the charter documents governing the ML Fund and the BlackRock Fund and applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act.

In the event the Reorganization is not completed, the ML Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the ML Fund should send such proposal to the Secretary of the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made on behalf of the ML Fund and the ML Fund Board primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about June 23, 2006. ML Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the ML Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The ML Fund has retained Computershare Fund Services ("Computershare"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. ML Fund shareholders may receive a telephone call from Computershare asking them to vote. Computershare and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be paid by MLIM, BlackRock or their affiliates. The cost for Computershare's services in connection with the Reorganization is estimated to be approximately $14,500.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the ML Fund. Representatives of MLIM and its affiliates and other representatives of the ML Fund may also solicit proxies. Questions about the proposal should be directed to Computershare at 1-866-752-6486.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the ML Fund into the BlackRock Fund and the solicitation of proxies by and on behalf of the ML Fund Board for use at the Special Meeting of shareholders of the ML Fund. The Special Meeting will be held on August 15, 2006 at 9:00 a.m., Eastern time, at the offices of FAM at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, or at such later time as is made necessary by adjournment.

As of June 2, 2006, the ML Fund had the following number of shares outstanding:

Share Class	Number of Shares
A	1,328,775
B	1,230,541
C	5,277,176
I	565,477

Only shareholders of record on June 2, 2006 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the ML Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of a fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such fund, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The ML Fund Board has fixed the close of business on June 2, 2006 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. ML Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

If a proxy authorization ("Proxy") is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the ML Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder's instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The ML Fund Board does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

One-third of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the ML Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the ML Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the ML Fund present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the ML Fund, be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, Proxies will be voted "For" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes "Against" the Reorganization.

Broker-dealer firms holding shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the proposed Reorganization before the Special Meeting. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers' request for voting instructions may not vote such customer's shares on the proposed Reorganization. A signed proxy card or other authorization by a beneficial owner of shares that does not specify how the beneficial owner's shares are to be voted on the proposed Reorganization may be deemed to be an instruction to vote such shares in favor of the Reorganization.

Manner of Voting

ML Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the ML Fund, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the card in the envelope provided.

The following general rules for signing a proxy card may be of assistance to you and avoid the time and expense to the ML Fund involved in validating your vote if you fail to sign your Proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the Proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the Proxy card.

3.  Other Accounts: The capacity of the individual signing the Proxy card should be indicated unless it is reflected in the registration on the Proxy card. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) John B. Smith, Jr.	John B. Smith, Jr., Executor

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for registered shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

Internet Voting. To vote over the internet, please log on to the website printed on your Proxy card. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder's behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy cards by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder's shares at the Special Meeting as the shareholder has indicated.

The ML Fund believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the Special Meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

  June 19, 2006

Appendix A

FUNDAMENTAL INVESTMENT RESTRICTIONS

Merrill Lynch Inflation Protected Fund

The ML Fund may not:

(1)  Invest more than 25% of its total assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

(2)  Make investments for the purpose of exercising control or management. Investments by the Fund in wholly owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

(3)  Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(4)  Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

(5)  Issue senior securities to the extent such issuance would violate applicable law.

(6)  Borrow money, except that (i) the Fund may borrow in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(7)  Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

(8)  Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

Except with respect to restriction (6), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

For purposes of investment restriction (1), the Fund uses the classifications and sub-classifications of Morgan Stanley Capital International as a guide to identify industries.

BlackRock Inflation Protected Bond Portfolio

The BlackRock Fund may not:

(1)  Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

A-1

(2)  Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

(3)  Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

(4)  Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts and currencies.

(5)  Purchase securities of companies for the purpose of exercising control.

(6)  Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options or the Fund's sale of securities short against the box, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

(7)  Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

(8)  Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

(9)  Purchase or sell commodities, except that the Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

(10)  Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

(11)  Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a "when-issued," delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund's assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund's total assets will not require the Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

A-2

Appendix B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this    day of June, 2006, by and among BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the "Acquiring Trust"), with respect to BlackRock Inflation Protected Bond Portfolio, a separate series of the Acquiring Trust (the "BlackRock Fund"), Master Inflation Protected Trust, a registered investment company and a Delaware statutory trust (the "Selling Trust"), and Merrill Lynch Inflation Protected Fund, a registered investment company and a Delaware statutory trust (the "ML Fund"), which is a "feeder" fund that invests of all of its assets in the Selling Trust.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the ML Fund in exchange for Investor A, Investor B, Investor C and Institutional shares of the BlackRock Fund ("BlackRock Fund Shares"); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the ML Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the ML Fund and the termination, dissolution and complete liquidation of the ML Fund, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

As promptly as practical after the consummation of the Reorganization, all outstanding shares of capital stock of the ML Fund shall be redeemed in accordance with the laws of the State of Delaware. Thereafter, the ML Fund will dissolve under Delaware law and terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, and the ML Fund is a "feeder" fund that invests all of its assets in the Selling Trust; the Acquiring Trust, the Selling Trust and the ML Fund are open-end, registered management investment companies within the meaning of the 1940 Act, and the ML Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the ML Fund is properly treated as a "regulated investment company" under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted with respect to net asset value as a result of the Reorganization;

WHEREAS, the Board of Trustees of the ML Fund has determined that the Reorganization is in the best interests of the ML Fund and that the interests of the existing shareholders of the ML Fund will not be diluted with respect to net asset value as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ML FUND IN EXCHANGE FOR
BLACKROCK FUND SHARES AND THE ASSUMPTION OF ML FUND STATED
LIABILITIES AND LIQUIDATION OF THE ML FUND

1.1  THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the ML Fund agrees to convey, transfer and deliver the assets of the ML Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the ML Fund the number of full and fractional shares of each corresponding class of BlackRock Fund, determined by dividing: (i) the aggregate value of the ML Fund's assets, net of certain stated liabilities of the ML Fund, attributable to each share class of the ML Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the ML Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1.

The classes of shares of the BlackRock Fund correspond to the classes of shares of the ML Fund as follows: Investor A shares of the BlackRock Fund correspond to Class A shares of the ML Fund; Investor B shares of the BlackRock Fund correspond to Class B shares of the ML Fund; Investor C shares of the BlackRock Fund correspond to Class C shares of the ML Fund; and Institutional shares of the BlackRock Fund correspond to Class I shares of the ML Fund.

1.2  ASSETS TO BE ACQUIRED. The assets of the ML Fund to be acquired by the BlackRock Fund shall consist of all property owned by the ML Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the ML Fund, any deferred or prepaid expenses shown as an asset on the books of the ML Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the ML Fund's rights under this Agreement (the "Assets").

The ML Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the ML Fund's portfolio securities and other investments and (b) a list of the ML Fund's "historic business assets," which are defined for this purpose as (i) those assets that were acquired by the ML Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the ML Fund, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the ML Fund's investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The BlackRock Fund will, within 3 days prior to the Closing Date, furnish the ML Fund with a list of the securities and other instruments, if any, on the ML Fund's list referred to above that do not conform to the BlackRock Fund's investment objectives, policies and restrictions. If requested by the BlackRock Fund, the ML Fund will dispose of securities and other instruments on the BlackRock Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the ML Fund and the BlackRock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the BlackRock Fund with respect to such investments, the ML Fund, if requested by the BlackRock Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the ML Fund furnishes the BlackRock Fund with the list described above, the ML Fund will not, without the prior approval of the Acquiring Trust on behalf of the BlackRock Fund, acquire any additional securities other than securities which the BlackRock Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the ML Fund to dispose of any portfolio securities or other investments, if, in the reasonable judgment of the ML Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the ML Fund and (b) nothing will permit the ML Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the ML Fund.

1.3  LIABILITIES TO BE ASSUMED. The ML Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the ML Fund set forth in the ML Fund's statement of assets and liabilities as of the Closing Date delivered by the ML Fund to the BlackRock Fund pursuant to paragraph 5.2 (the "Stated Liabilities"). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the ML Fund.

1.4  STATE FILINGS. Prior to the Closing Date, (i) the ML Fund shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date; and (ii) the Selling Trust shall make any filings with the State of Delaware that are required under the laws of the State Delaware to be made prior to the Closing Date.

1.5  LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the ML Fund will distribute in complete liquidation of the ML Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the "ML Fund Shareholders"), all of the BlackRock Fund Shares received by the ML Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the ML Fund will thereupon proceed to redeem all outstanding shares of capital stock and dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the ML Fund to open accounts on the share records of the BlackRock Fund in the name of the ML Fund Shareholders, and representing the respective pro rata number of each class of BlackRock Fund Shares due ML Fund Shareholders holding the corresponding class of ML Fund shares. All issued and outstanding shares of the ML Fund will, after their redemption, be cancelled on the books of the ML Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

1.6  OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund's transfer agent.

1.7  TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the ML Fund shares on the books of the ML Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.8  REPORTING RESPONSIBILITY. Any reporting responsibility of the ML Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the ML Fund, or the Selling Trust on behalf of the ML Fund.

1.9  TERMINATION AND DISSOLUTION. The ML Fund shall redeem all outstanding shares of capital stock and be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Delaware and the federal securities laws.

1.10  BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the ML Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the ML Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the ML Fund from and after the Closing Date at the BlackRock Fund's cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11  ACTION BY TRUST. The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund. The Selling Trust shall take on behalf of the ML Fund all actions expressed herein as being the obligations of the ML Fund.

ARTICLE II

VALUATION

2.1  VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2  VALUATION OF SHARES. The net asset value per share of each class of the BlackRock Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the BlackRock Fund's valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1  CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on October 13, 2006, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, or at such other time and/or place as the parties may agree.

3.2  CUSTODIAN'S CERTIFICATE. The ML Fund shall instruct its Custodian, The Bank of New York (the "Custodian"), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the ML Fund. The ML Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the ML Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The ML Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the ML Fund shall be transferred and delivered by the ML Fund as of the Closing Date for the account of the BlackRock Fund.

3.3  EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the ML Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the ML Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4  TRANSFER AGENT'S CERTIFICATE. The ML Fund shall instruct its transfer agent, Financial Data Services, Inc., to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of ML Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each ML Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the ML Fund, or provide evidence reasonably satisfactory to the ML Fund that such BlackRock Fund Shares have been credited to the ML Fund's account on the books of the BlackRock Fund.

3.5  DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6  FAILURE TO DELIVER ASSETS. If the ML Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the ML Fund for the reason that any of such Assets have not yet been delivered to it by the ML Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the ML Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers' confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1  REPRESENTATIONS OF THE ML FUND. The Selling Trust and the ML Fund, represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a)  The Selling Trust is a statutory trust that is duly organized, validly existing and in good standing under laws of the State of Delaware. The ML Fund is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Selling Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the ML Fund. The ML Fund is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the ML Fund. Each of the Selling Trust and the ML Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the ML Fund.

(b)  Each of the Selling Trust and the ML Fund is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. Each of the Selling Trust and the ML Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the ML Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the ML Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust or the ML Fund with respect to the Selling Trust and the ML Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)  The ML Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)  Each of the Selling Trust and the ML Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust and the ML Fund will not result in the violation of Delaware law, or any provision of the Selling Trust's declaration of Trust or bylaws, the ML Fund's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust or the ML Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust and the ML Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the ML Fund is a party or by which it is bound.

(f)  Each of the Selling Trust and the ML Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g)  No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust's or ML Fund's knowledge threatened against the Selling Trust or any of its properties or Assets or the ML Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the ML Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the Selling Trust or the ML Fund to carry out the transactions contemplated by this Agreement. Each of the Selling Trust and the ML Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h)  The audited financial statements of each of the Selling Trust and the ML Fund for the fiscal year ended November 30, 2005, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Ernst & Young LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of each of the Selling Trust and the ML Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Selling Trust or the ML Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i)  There have been no changes in the financial position of the Selling Trust or the ML Fund as reflected in the audited financial statements for the fiscal year ended November 30, 2005, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of ML Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since November 30, 2005, there have been no material adverse changes in the Selling Trust's or the ML Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Selling Trust or the ML Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Trust or the ML Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the ML Fund due to declines in the value of ML Fund's assets, the discharge of ML Fund liabilities or the redemption of ML Fund shares by ML Fund Shareholders shall not constitute a material adverse change.

(j)  Since November 30, 2005 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Selling Trust or the ML Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Selling Trust or the ML Fund granted by or on behalf of the Selling Trust or the ML Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the ML Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Selling Trust or the ML Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Selling Trust or the ML Fund for borrowed money or any commitment to borrow money by or on behalf of the Selling Trust or the ML Fund; (v) any amendment of the Selling Trust's or the ML Fund's organizational documents in a manner materially affecting the Selling Trust or the ML Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Selling Trust or the ML Fund other than a lien for taxes not yet due and payable.

(k)  As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Selling Trust and the ML Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Selling Trust and the ML Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l)  The Selling Trust has an unlimited number of authorized shares beneficial interests of which, as of
June 2, 2006, there were outstanding         beneficial interests of the Selling Trust, and no beneficial interests of the Selling Trust were held in the treasury of the Selling Trust. The ML Fund has an unlimited number of authorized shares of beneficial interest, par value $0.01 per share, of which, as of June 2, 2006, there were outstanding    shares of the ML Fund, and no shares of the ML Fund were held in the treasury of the ML Fund. All issued and outstanding beneficial interests of the Selling Trust and shares of common stock of the ML Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. All of the issued and outstanding shares of the ML Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the ML Fund's transfer agent as provided in paragraph 3.4. The ML Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the ML Fund shares and has no outstanding securities convertible into any of the ML Fund shares.

(m)  At the Closing Date, the Selling Trust, on behalf of the ML Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the ML Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(n)  Each of the Selling Trust and the ML Fund has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust and the ML Fund. Subject to approval by the ML Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust and the ML Fund, enforceable in accordance with its terms, and no other corporate action or proceedings by the Selling Trust or the ML Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(o)  The information to be furnished by the Selling Trust and the ML Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p)  The ML Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q)  Except for the Registration Statement and the approval of this Agreement by the ML Fund's Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust and the ML Fund of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the ML Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust and the ML Fund of the transactions contemplated by this Agreement.

(r)  The ML Fund has called a special meeting of ML Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 15, 2006 (or such other date as the parties may agree to in writing).

4.2  REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Selling Trust and the ML Fund, as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b)  The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c)  The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Selling Trust and the ML Fund furnished to the BlackRock Fund by the Selling Trust or the ML Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the ML Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d)  The BlackRock Fund's prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e)  The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust's declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock

Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f)  No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust's knowledge threatened against the BlackRock Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund's financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)  The audited financial statements of the BlackRock Fund as of September 30, 2005 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the ML Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h)  There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2005 and for the fiscal year then ended, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund's financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund's assets, the discharge of the BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i)  As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund's knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j)  The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of June 2, 2006, there were outstanding        shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter's rights. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(k)  At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Selling Trust has received notice at or prior to the Closing Date.

(l)  The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

(m)  The BlackRock Fund Shares to be issued and delivered to the ML Fund for the account of the ML Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Acquiring Trust's prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)

(n)  The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)  The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Closing Date and thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(p)  No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the ML Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE ML FUND

5.1  OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund, the Selling Trust and the ML Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2  The Selling Trust will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the ML Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the ML Fund are being correctly determined in accordance with the terms of this Agreement. The Selling Trust will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the ML Fund and (2) a list of the ML Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3  ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, each of the Selling Trust and the ML Fund shall make available to the Acquiring Trust's officers and agents all books and records of the Selling Trust and the ML Fund.

5.4  ADDITIONAL INFORMATION. The Selling Trust and the ML Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the ML Fund's shares.

5.5  CONTRACT TERMINATION. The Selling Trust and the ML Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6  FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund, the Selling Trust and the ML Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the ML Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7  STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the ML Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the ML Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

5.8  UNAUDITED FINANCIAL STATEMENTS. The ML Fund shall furnish to the BlackRock Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the ML Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9  PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the ML Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the ML Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the ML Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the ML Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10  TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code.

Neither the Acquiring Trust, the Selling Trust nor the ML Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund, the Selling Trust and the ML Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.11  REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund, the Selling Trust and the ML Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12  INTERIM ADVISORY CONTRACT. The ML Fund shall use its reasonable best efforts to (a) cause the ML Fund's Board of Trustees to approve an advisory contract for the ML Fund with BlackRock Advisors, Inc. and (b) cause the ML Fund's Board of Trustees to take such action as may be necessary to convene a special meeting of the shareholders of the ML Fund for the purpose of obtaining the approval of such advisory contract prior to the Closing Date. In the event that, prior to the Closing Date, a special shareholder meeting for the ML Fund is duly convened but the ML Fund shall not have received the requisite vote to approve the Reorganization or the advisory contract with BlackRock Advisors, Inc., the ML Fund shall use its reasonable best efforts to (a) cause the ML Fund's Board of Trustees to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for the ML Fund with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to the ML Fund than the terms of the existing investment advisory contract with Fund Asset Management, L.P. and (b) as promptly as practicable following such meeting, cause the ML Fund's Board of Trustees to take such action as may be necessary to convene a special meeting of the shareholders of the ML Fund to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such interim investment advisory contract as contemplated by clause (a) above.

5.13  AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING TRUST AND THE ML FUND

The obligations of the Selling Trust and the ML Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1  All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock Fund shall have delivered to the ML Fund a certificate executed in the BlackRock Fund's name by the Acquiring Trust's President and its Treasurer, in form and substance satisfactory to the ML Fund and dated as of the Closing Date, to such effect and as to such other matters as the ML Fund shall reasonably request. The ML Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2  The Selling Trust shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b)  The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

(c)  The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d)  The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is a valid and binding obligation of the Selling Trust constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e)  The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f)  Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable federal law of the United States of America.

(g)  No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h)  The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued and fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Selling Trust and the ML Fund of all the obligations to be performed by the Selling Trust and the ML Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1  All representations, covenants and warranties of each of the Selling Trust and the ML Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The ML Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the ML Fund's name by the ML Fund's President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust and the Board of Trustees of the ML Fund approving this Agreement and the transactions contemplated herein.

7.2  The ML Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the ML Fund's assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the ML Fund's portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the ML Fund.

7.3  Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the ML Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the ML Fund shareholders all of the ML Fund's investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4  The BlackRock Fund shall have received on the Closing Date an opinion of Richards, Layton & Finger, P.A., dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The ML Fund is a statutory trust validly existing under the applicable laws of the State of Delaware.

(b)  Each of the Selling Trust and the ML Fund is registered as an open-end management investment company under the 1940 Act.

(c)  The ML Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the ML Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the ML Fund under the applicable laws of the State of Delaware.

(d)  The Agreement has been duly executed and delivered by the ML Fund under the applicable laws of the State of Delaware and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust, constitutes the valid and binding obligation of the ML Fund, enforceable against the ML Fund in accordance with its terms under the applicable laws of the State of Delaware.

(e)  The performance by the ML Fund of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the ML Fund.

(f)  Neither the execution, delivery or performance by the ML Fund of the Agreement nor the compliance by the ML Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or any applicable federal law of the United States of America.

(g)  No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Trust and the ML Fund or the enforceability of the Agreement against the Selling Trust and the ML Fund.

7.5  The BlackRock Fund shall have received on the Closing Date an opinion of Richards, Layton & Finger, P.A., dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a)  The Selling Trust is a statutory trust validly existing under the applicable laws of the State of Delaware.

(b)  The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Selling Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Selling Trust under the applicable laws of the State of Delaware.

(c)  The Agreement has been duly executed and delivered by the Selling Trust under the applicable laws of the State of Delaware and, assuming the Agreement is a valid and binding obligation of the Acquiring Trust, constitutes the valid and binding obligation of the Selling Trust, enforceable against the Selling Trust in accordance with its terms under the applicable laws of the State of Delaware.

(d)  The execution and delivery by the Selling Trust of the Agreement and the performance by the Selling Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Selling Trust.

(e)  Neither the execution, delivery or performance by the Selling Trust of the Agreement nor the compliance by the Selling Trust with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or any applicable federal law of the United States of America.

7.6  As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the ML Fund, or sales loads of the ML Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.7  The Selling Trust and the ML Fund shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF
THE BLACKROCK FUND, THE SELLING TRUST AND THE ML FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Selling Trust, the ML Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein, with respect to the ML Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the ML Fund in accordance with the provisions of the ML Fund's declaration of trust and bylaws, applicable Delaware law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the ML Fund may waive the conditions set forth in this paragraph 8.1.

8.2  The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3  All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund, the Selling Trust or the ML Fund, provided that any party hereto may waive any such conditions for itself.

8.4  The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5  As of the Closing Date, there shall be no pending litigation brought by any person against the Selling Trust, the ML Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6  The Acquiring Trust and the Selling Trust each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a)  the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund followed by the distribution of BlackRock Fund Shares to the ML Fund Shareholders in complete dissolution and liquidation of the ML Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the BlackRock Fund and the ML Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

(b)  no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the ML Fund;

(c)  no gain or loss will be recognized by the ML Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated

Liabilities of the ML Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to ML Fund Shareholders in exchange for such shareholders' shares of the ML Fund in liquidation of the ML Fund;

(d)  no gain or loss will be recognized by the ML Fund Shareholders upon the exchange of their ML Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e)  the aggregate tax basis of BlackRock Fund Shares received by each ML Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the ML Fund shares exchanged therefor by such shareholder;

(f)  the holding period of BlackRock Fund Shares to be received by each ML Fund Shareholder pursuant to the Reorganization will include the period during which the ML Fund shares exchanged therefor were held by such shareholder, provided such ML Fund shares are held as capital assets at the time of the Reorganization;

(g)  the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the ML Fund immediately before the Reorganization; and

(h)  the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the ML Fund.

Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each of the Selling Trust, the ML Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the Selling Trust or the ML Fund may waive the condition set forth in this paragraph 8.6.

8.7  The transactions contemplated under the Transaction Agreement and Plan of Merger (the "Transaction Agreement") by and among Merrill Lynch & Co., Inc., BlackRock, Inc., New Boise, Inc. and Boise Merger Sub, Inc., dated February 15, 2006, shall have been consummated.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, Merrill Lynch Investment Managers, L.P., BlackRock, Inc., or their affiliates shall bear the direct and indirect expenses and the reasonable out-of-pocket costs incurred by the parties to this Agreement in connection with the purchase and sale of assets and liquidation and dissolution of the ML Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statement and the solicitation of the related proxies for the ML Fund.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1  The Acquiring Trust, on behalf of the BlackRock Fund, the Selling Trust and the ML Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2  The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1  This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, the Acquiring Trust, the Selling Trust or the ML Fund may at their option terminate this Agreement at or before the Closing Date due to:

(a)  a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)  a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c)  the termination of the Transaction Agreement in accordance with its terms.

11.2  In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the BlackRock Fund, the ML Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust, the Selling Trust and the ML Fund as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the ML Fund Shareholders called by the ML Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the ML Fund Shareholders under this Agreement to the detriment of such ML Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5  It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust's declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust or the ML Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, Attention: Robert C. Doll, Jr., President, or to the Acquiring Trust, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly or to any other address that the Acquiring Trust, the Selling Trust or the ML Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS, on behalf of it series, BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

By: Name: Title:

MASTER INFLATION PROTECTED TRUST

By: Name: Title:

MERRILL LYNCH INFLATION PROTECTED FUND

By: Name: Title:

PX-IP

BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

MERRILL LYNCH INFLATION PROTECTED FUND

PART B

STATEMENT OF ADDITIONAL INFORMATION

June 19, 2006

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Merrill Lynch Inflation Protected Fund (the “ML Fund”), a Delaware statutory trust, into the BlackRock Inflation Protected Bond Portfolio (the “BlackRock Fund”), a series of BlackRock Funds, a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders of the ML Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated June 19, 2006 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of, and the assumption of certain stated liabilities of, the ML Fund in exchange for shares of the BlackRock Fund. The ML Fund would distribute the BlackRock Fund shares it receives to its shareholders in complete liquidation of the ML Fund.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BlackRock Funds, c/o PFPC Inc., P.O. Box 9819, Providence, Rhode Island 02940, or by calling      1-800-441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

TABLE OF CONTENTS

Additional Information about the BlackRock Fund and the ML Fund	2
Financial Statements	2
Pro Forma Financial Statements	2
Pro Forma Portfolio of Investments as of December 31, 2005 (Unaudited)	3
Pro Forma Statement of Assets and Liabilities as of December 31, 2005 (Unaudited)	11
Pro Forma Statement of Operations for the twelve months ended December 31, 2005 (Unaudited)	13
Notes to Pro Forma Financial Statements (Unaudited)*	15

* The accompanying notes are an integral part of the pro forma financial statements.

1

ADDITIONAL INFORMATION ABOUT
THE BLACKROCK FUND AND THE ML FUND

For the BlackRock Fund: Incorporates by reference the Statement of Additional Information for the BlackRock Fund dated January 31, 2006, as supplemented, as filed with the Securities and Exchange Commission.

For the ML Fund: Incorporates by reference the Statement of Additional Information for the ML Fund dated March 17, 2006, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report of the BlackRock Fund for the year ended September 30, 2005 and (ii) the Annual Report of the ML Fund for the year ended November 30, 2005. Each of these reports contains historical financial information regarding the Funds and have been filed with the Securities and Exchange Commission. The financial statements therein, and, in the case of the Annual Reports, the report of the independent registered public accounting firm therein, are incorporated herein by reference.

PRO FORMA FINANCIAL STATEMENTS

Pro forma financial statements for the combination of the ML Fund and the BlackRock Fund are provided on the following pages. The pro forma financial statements are presented as of December 31, 2005, the most recent interim period for which financial information is currently available.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on December 31, 2005. The unaudited pro forma statement of operations reflects expenses for the twelve months ended December 31, 2005. The pro forma financial statements give effect to the proposed exchange of shares of the BlackRock Fund for the assets and certain stated liabilities of the ML Fund, with the BlackRock Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that the BlackRock Fund will sell any securities of the ML Fund acquired in the Reorganization other than in the ordinary course of business.

2

PRO FORMA PORTFOLIO OF INVESTMENTS
AS OF DECEMBER 31, 2005 (UNAUDITED)

	Pro Forma BlackRock Fund	ML Fund		BlackRock Fund		Pro Forma BlackRock Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
U.S. Government & Agency Obligations
93.14%

Federal National Mortgage Association, Unsecured Notes
2.35%	04/29/2006	—	$—	800,000	$794,236	800,000	$794,236

Tennessee Valley Authority
3.38%	01/15/2007	11,261,268	11,337,845	—	—	11,261,268	11,337,845

U.S. Treasury Inflation Protected Bonds
0.88%	4/15/2010 (c)	5,415,348	5,148,177	5,430,000	5,426,508	10,845,348	10,574,685
1.88%	07/15/2015	—	—	3,655,000	3,680,194	3,655,000	3,680,194
2.38%	01/15/2025	—	—	4,025,000	4,469,396	4,025,000	4,469,396
3.38%	04/15/2032	2,010,354	2,615,187	—	—	2,010,354	2,615,187
3.62%	4/15/2028 (d)	10,908,783	14,072,329	1,765,000	2,803,463	12,673,783	16,875,792
3.88%	04/15/2029	7,488,670	10,105,025	2,245,000	3,669,781	9,733,670	13,774,806

U.S. Treasury Inflation Protected Notes
3.38%	01/15/2007	—	—	1,270,000	1,608,076	1,270,000	1,608,076
3.62%	01/15/2008	—	—	2,345,000	2,968,256	2,345,000	2,968,256
3.88%	01/15/2009	4,569,269	4,802,375	1,830,000	2,335,574	6,399,269	7,137,949
4.25%	01/15/2010	2,651,163	2,874,025	1,155,000	1,482,076	3,806,163	4,356,101
3.50%	01/15/2011	4,100,505	4,382,415	1,645,000	2,011,663	5,745,505	6,394,078
3.38%	01/15/2012	—	—	790,000	952,727	790,000	952,727
3.00%	07/15/2012	1,488,470	1,573,825	2,975,000	3,484,096	4,463,470	5,057,921
1.88%	07/15/2013	8,597,257	8,479,715	2,425,000	2,593,502	11,022,257	11,073,217
2.00%	01/15/2014	9,366,329	9,313,278	3,630,000	3,890,217	12,996,329	13,203,495
2.00%	07/15/2014	1,893,077	1,882,502	1,695,000	1,780,781	3,588,077	3,663,283
1.62%	01/15/2015	9,344,005	9,001,995	1,725,000	1,733,255	11,069,005	10,735,250
Total U.S. Government & Agency Obligations		79,094,498	85,588,693	39,405,000	45,683,801	118,499,498	131,272,494

Corporate Bonds
1.60%

SLM Corp.
4.58%	4/1/2009 (e)	2,239,480	2,164,412	—	—	2,239,480	2,164,412

United Mexican States (Mexico), Senior Unsecured Notes
6.75%	9/27/2034 (f)	—	—	50,000	54,688	50,000	54,688

United Mexican States, Senior Unsecured Notes
6.62%	3/3/2015 (f)	—	—	25,000	27,300	25,000	27,300
Total Corporate Bonds		2,239,480	2,164,412	75,000	81,988	2,314,480	2,246,400

Commercial Mortgage Backed Securities
4.31%

JP Morgan Chase Commercial Mortgage Security Series 2005-LDP5 Class A4
5.18%	12/15/2044	2,687,375	2,705,300	—	—	2,687,375	2,705,300

CS First Boston Mortgage Securities Corp. Series 2005-C6 Class A4
5.23%	12/15/2040	3,359,219	3,373,805	—	—	3,359,219	3,373,805
Total Commercial Mortgage Backed Securities		6,046,594	6,079,105	—	—	6,046,594	6,079,105

Government Collateralized Mortgage Obligations
1.84%

Ginnie Mae MBS Certificates Series 2005-90 Class C
4.79%	11/16/2037	2,687,375	2,584,180	—	—	2,687,375	2,584,180
Total Government Collateralized Mortgage Obligations		2,687,375	2,584,180	—	—	2,687,375	2,584,180

3

	Pro Forma BlackRock Fund	ML Fund		BlackRock Fund		Pro Forma BlackRock Fund
	% of Net Assets	Share/Par	Market Value	Share/Par	Market Value	Share/Par	Market Value
Mortgage Pass-Throughs
0.92%

Federal National Mortgage Association ARM
4.38%	6/1/2034 (e)	—	$—	464,500	$458,797	464,500	$458,797
4.64%	2/1/2035 (e)	—	—	850,303	843,784	850,303	843,784
Total Mortgage Pass-Throughts		—	—	1,314,803	1,302,581	1,314,803	1,302,581

Collateralized Mortgage Obligations
0.79%

Residential Funding Mortgage Security I Series 2003-S14 Class A5
5.22%	7/25/2018 (e)	1,113,198	1,115,893	—	—	1,113,198	1,115,893
Total Collateralized Mortgage Obligations		1,113,198	1,115,893	—	—	1,113,198	1,115,893

Foreign Bonds
0.43%

Bundesrepublic Deutschland (Germany) (EUR)
4.75%	07/04/2034	—	—	100,000	142,589	100,000	142,588
4.00%	01/04/2037	—	—	175,000	223,673	175,000	223,673

Government of France, Treasury Inflation Protected Notes (EUR)
2.25%	07/25/2020	—	—	175,000	243,489	175,000	243,489
Total Foreign Bonds		—	—	450,000	609,751	450,000	609,751

Short Term Investments
1.99%

Federal Home Loan Mortgage Corp., Discount Notes
3.50%	1/3/2006 (g)	—	—	1,000,000	1,000,000	1,000,000	1,000,000

Galileo Money Market Fund		—	—	1,806,570	1,806,570	1,806,570	1,806,570
Total Short Term Investments		—	—	2,806,570	2,806,570	2,806,570	2,806,570

Call Options Written
-0.02%

March 10 year U.S. Treasury Notes futures, Strike Price $111, Expires 02/24/06	—	—	(12)	(3,000)	(12)	(3,000)

Consumer Price Index (CPI) Linked Floor at 1%, expiring April 2009, Broker Morgan Stanley Capital Services, Inc. (h)	(18)	(28,665)	—	—	(18)	(28,665)
Total Call Options Written	(18)	(28,665)	(12)	(3,000)	(30)	(31,665)

Call Swaptions Written
-0.04%

Deutsche Bank, Strike Price $4.80, Expires 01/11/07	—	—	(120)	(26,436)	(120)	(26,436)

Union Bank, Strike Price $4.73, Expires 06/13/07 (i)	—	—	(140)	(33,236)	(140)	(33,236)

4

Pro Forma BlackRock Fund		ML Fund		BlackRock Fund		Pro Forma BlackRock Fund
% of Net Assets		Number of Contracts	Market Value	Number of Contracts	Market Value	Number of Contracts	Market Value
Pay a fixed rate of 4.25% and receive a floating rate based on 3-month LIBOR, expiring January 2006, Broker UBS Warburg (h)(j)		(5)	$(1,075)	—	$—	(5)	$(1,075)
Total Call Swaptions Written		(5)	(1,075)	(260)	(59,672)	(265)	(60,747)

Put Options Purchased
0.00%

March 10 year U.S. Treasury Notes futures, Strike Price 106, Expires 02/24/06		—	—	19	148	19	148
Total Put Options Purchased		—	—	19	148	19	148

Put Swaptions Purchased
0.05%

Pay a fixed rate of 5.95% and receive a floating rate based on 3-month LIBOR, expiring April 2007, Broker JPMorgan Chase (h)(j)		9	74,664	—	—	9	74,664
Total Put Swaptions Purchased		9	74,664	—	—	9	74,664

Put Options Written
0.00%

March 10 year U.S. Treasury Notes futures, Strike Price $107, Expires 02/24/06		—	—	(12)	(188)	(12)	(188)
Total Put Options Written		—	—	(12)	(188)	(12)	(188)

Put Swaptions Written
-0.14%
Deutsche Bank, Strike Price $5.40, Expires 01/11/07		—	—	(120)	(18,432)	(120)	(18,432)

Union Bank, Strike Price $4.73, Expires 06/13/07 (i)		—	—	(140)	(60,466)	(140)	(60,466)

Receive a fixed rate of 4.25% and pay a floating rate based on 3-month LIBOR, expiring January 2006, Broker JPMorgan Chase (h)(j)		(5)	(33,861)	—	—	(5)	(33,861)

Receive a fixed rate of 6.07% and pay a floating rate based on 3-month LIBOR, expiring April 2007, Broker JPMorgan Chase (h)(j)		(7)	(83,996)	—	—	(7)	(83,996)
Total Put Swaptions Written		(12)	(117,857)	(260)	(78,898)	(272)	(196,755)

Total Investments in Securities at Market Value	104.87%		$97,459,350		$50,343,081		$147,802,431

Liabilities in Excess of Other Assets	-4.87%		$(2,008,438)		$(4,853,382)		$(6,861,820)

Net Assets	100.00%		$95,450,912		$45,489,699		$140,940,611

Total Investments in Securities at Cost (b)			$98,070,513		$49,667,151		$147,737,664

5

(b)	Cost for Federal income tax purposes is $147,959,222. The gross unrealized appreciation (depreciation) on a tax basis is as follows:

Gross unrealized appreciation	$1,741,829
Gross unrealized depreciation	(1,757,010)
$(15,181)

(c)	Securities, or a portion thereof, subject to financing transactions.
(d)

Securities, or a portion thereof, pledged as collateral with a value of $319,623 on 82 short U.S. Treasury Note futures contracts, 11 short Euro-Bobl futures contracts, 2 short Euro-Bund contracts, and 6 long U.S. Treasury Bond futures contracts expiring March 2006, 16 short Euro-Dollar futures contracts expiring June 2006 and 13 short Euro-Dollar futures contracts expiring December 2006. The value of such contracts on December 31, 2005 was $18,067,010, with an unrealized loss of $18,613 (including commissions of $294).

(e)	Rates shown are the rates as of December 31, 2005.
(f)	Security is a foreign domiciled issuer which is registered with the Securities and Exchange Commission.
(g)	The rate shown is the effective yield at the time of purchase.
(h)	One contract represents a notional amount of $1,000,000.
(i)	Each swaption contract is equivalent to $10,000 notional amount.
(j)

This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of the swaption.

•

For Trust compliance purposes, the Trust’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

•	Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
	Affiliate	Net Activity	Interest/Dividend Income
Merrill Lynch Liquidity Series, LLC Cash
	Sweep Series I	$(1,417,564)	$191,663
	Merrill Lynch Premier Institutional Fund	$—	$3

6

Swaps Outstanding

ML Fund

Swaps outstanding as of December 31, 2005 were as follows:

Description	Notional Amount	Unrealized Appreciation (Depreciation)
Sold credit default protection on Time Warner, Inc. and receive 0.50%

Broker, Morgan Stanley Capital Services, Inc. Expires June 2007	$1,791,584	$8,270

Sold credit default protection on Wyeth and receive 0.67%

Broker, Lehman Brothers Special Finance Expires June 2009	1,791,584	30,851

Sold credit default protection on Sprint Capital Corp. and receive 0.93%

Broker, JPMorgan Chase Bank Expires June 2009	1,791,584	45,203

Sold credit default protection on Dow Jones CDX North America Investment Grade Index Series 2 and receive 0.60%

Broker, JPMorgan Chase Bank Expires September 2009	2,665,876	19,858

Sold credit default protection on Fannie Mae and receive 0.18%

Broker, Lehman Brothers Special Finance Expires March 2010	4,478,959	10,427

Sold credit default protection on Freddie Mac and receive 0.15%

Broker, Lehman Brothers Special Finance Expires June 2010	5,374,751	20,532

Sold credit default protection on Fannie Mae and receive 0.48%

Broker, Deutsche Bank AG Expires June 2010	2,687,375	32,450

Sold credit default protection on Dow Jones CDX North America Investment Grade High Volatility Index Series 4 and receive 0.90%

Broker, Lehman Brothers Special Finance Expires June 2010	447,896	(967)

Sold credit default protection on WFS Financial Owner Trust Series 2003-2 Class C and receive 0.41%

Broker, Morgan Stanley Capital Services, Inc. Expires December 2010	1,461,036	1,628

7

Receive a floating rate based on 1-month LIBOR plus 0.47%, which is capped at a fixed coupon of 6.0%, and pay a floating rate based on 1-month LIBOR

Broker, Credit Suisse First Boston International Expires June 2011	4,926,855	(7,622)

Pay a fixed rate of 4.9575% and receive a floating rate based on a 3-month LIBOR

Broker, JPMorgan Chase Bank Expires December 2015	2,553,007	(3,513)

Pay a fixed rate of 4.995% and receive a floating rate based on 3-month LIBOR

Broker, UBS Warburg Expires December 2015	3,135,271	(13,552)

Receive a fixed rate of 4.95% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank Expires April 2017	1,791,584	(3,898)

Receive a fixed rate of 5.258% and pay a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank Expires April 2017	1,003,287	20,539

Pay a fixed rate of 5.41% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank Expires April 2037	618,096	(28,232)

Pay a fixed rate of 5.11% and receive a floating rate based on 3-month LIBOR

Broker, JPMorgan Chase Bank Expires April 2037	895,792	(2,174)

Sold credit default protection on Holmes Financing Plc Series 8 Class 2C and receive 0.55%

Broker, Deutsche Bank AG Expires July 2040	2,687,375	(1,807)

Sold credit default protection on Permanent Financing Plc Series 4 Class 2C and receive 0.55%

Broker, Deutsche Bank AG Expires June 2042	2,687,375	1,194

Sold credit default protection on Granite Mortgages Plc Series 2004-2 Class 1C and receive 0.45%

Broker, Deutsche Bank AG Expires June 2044	1,242,463	1,098

Total		$130,285

8

BlackRock Fund

Swap Agreements December 31, 2005

Portfolio	Counter-Party	Termination Date	Interest Receivable Rate		Interest Payable Rate		Notional amount (Local Currency)	Unrealized Appreciation (Depreciation)
Inflation Protected Bond	Goldman Sachs	11/07/10	5.03%		4.29	%(1)	$500,000	$3,952
	JP Morgan Chase	05/26/15	4.39	%(1)	4.50%		$300,000	9,494
	Deutsche Bank	09/29/15	4.52	%(1)	4.76%		$300,000	449
	Deutsche Bank	12/14/15	5.12%		4.49	%(1)	$200,000	2,992
	Citibank	12/23/15	6.65%		7.58	%(2)	450,000 NZD	1,908

(1)           Rate shown is based on the 3 month LIBOR as of the most recent payment date.

(2)           Rate shown is based on the 3 month BBA NZD LIBOR as of the most recent payment date.

Options Roll-Forward Schedule

ML Fund

Calls

	Number of
	Contracts	Premium
Balance at 12/31/2004	18	28,665
Written	13	168,678
Expired	-	-
Closed	-8	(163,303)
Balance at 12/31/2005	23	$34,040

Puts

	Number of
	Contracts	Premium
Balance at 12/31/2004	45	6,131
Written	20	267,663
Expired	-45	(6,131)
Closed	-8	(166,783)
Balance at 12/31/2005	12	$100,880

9

BlackRock Fund

Calls

	Number of
	Contracts	Premium
Balance at 12/31/2004	-	$-
Written	602	192,504
Expired	(6)	(1,015)
Closed	(324)	(114,401)
Balance at 12/31/2005	272	$77,088

Puts

	Number of
	Contracts	Premium
Balance at 12/31/2004	-	$-
Written	472	167,345
Expired	(29)	(12,517)
Closed	(171)	(70,832)
Balance at 12/31/2005	272	$83,996

Currency Contracts

ML Fund

None

BlackRock Fund

Currency Sold

					Net
					Unrealized
				Value At	Foreign
Settlement	Currency	Currency	Contract	December 31,	Exchange
Date	Amount	Sold	Amount	2005	Gain/(Loss)
1/20/2006	573,372	European Currency Unit	$695,227	$679,619	$15,608
1/24/2006	375,700	Great British Pound	658,901	646,314	12,587
1/30/2006	1,026,300	Canadian Dollar	867,068	883,704	(16,636)
			$2,221,196	$2,209,637	$11,559

Currency Bought

					Net
					Unrealized
				Value At	Foreign
Settlement	Currency	Currency	Contract	December 31,	Exchange
Date	Amount	Bought	Amount	2005	Gain/(Loss)
1/20/2006	3,500	European Currency Unit	$4,211	$4,149	$(62)
1/24/2006	376,643	Great British Pound	656,828	647,936	(8,892)
1/30/2006	1,024,136	Canadian Dollar	874,700	881,841	7,141
			$1,535,739	$1,533,926	$(1,813)

10

PRO FORMA STATEMENT OF ASSETS & LIABILITIES

DECEMBER 31, 2005

(UNAUDITED)

					Pro Forma
		BlackRock	Pro Forma		BlackRock
	ML Fund	Fund	Adjustments		Fund
ASSETS
Investments in unaffiliated securities at value (Cost $98,120,279 & $49,820,463)	$97,532,283	$50,484,691	$—		$148,016,974
Options purchased at value (premiums paid $85,154 & $7,772)	74,664	148	—		74,812
Cash	3,033,179	—	—		3,033,179
Cash denominated in foreign currencies (Cost $0 & $421,073)	—	373,802	—		373,802
Interest receivable	1,005,403	452,072	—		1,457,475
Investments sold receivable	236,610	123,539	—		360,149
Receivable from advisor	—	6,025	—		6,025
Capital shares sold receivable	234,491	150,266	—		384,757
Swaps receivable	14,460	—	—		14,460
Prepaid expenses	60,499	17,843	—		78,342
Futures margin receivable	—	5,592	—		5,592
Unrealized appreciation on swaps	192,050	18,795	—		210,845
Unrealized appreciation on forward foreign currency contracts	—	35,336	—		35,336
TOTAL ASSETS	102,383,639	51,668,109	—		154,051,748

LIABILITIES
Investments Purchased payable	5,880,130	5,127,062	—		11,007,192
Capital shares redeemed payable	253,527	263,790	—		517,317
Distributions payable	439,027	580,629	—		1,019,656
Advisory fees payable (5)	29,118	—	—		29,118
Administrative fees payable (8)	—	2,923	—		2,923
Custodian fees payable (6)	—	3,131	—		3,131
Distribution fees payable (7)	56,619	3,953	—		60,572
Transfer agent fees payable (6)	—	4,540	—		4,540
Other affiliates	24,556	—	—		24,556
Swaps payable	258	—	—		258
Other accrued expenses payable	32,792	22,194	—		61,765
Futures margin payable	—	2,840	—		2,840
Swaps premiums received	7,338	—	—		7,338
Options written, at fair value (premiums received $134,920 & $161,084)	147,597	141,758	—		289,355
Unrealized depreciation on swaps	61,765	—	—		61,765
Unrealized depreciation on forward foreign currency contracts	—	25,590	—		25,590
TOTAL LIABILITIES	6,932,727	6,178,410	—		13,111,137

NET ASSETS	$95,450,912	$45,489,699	$—		$140,940,611

ANALYSIS OF NET ASSETS
Accumulated paid in capital	$97,119,742	$46,455,196	$—		$143,574,938
Net Investment income not yet distributed or distributions in excess of net investment income	82,714	(786,779)	—		(704,065)
Accumulated net realized gain/(loss) on investments	(1,270,666)	342,543	—		(928,123)
Unrealized depreciation on investments	(480,878)	(521,261)	—		(1,002,139)

NET ASSETS	$95,450,912	$45,489,699	$—		$140,940,611

OUTSTANDING SHARES
Black Rock Fund - BlackRock Class	—	2,039,993	—		2,039,993
Black Rock Fund - Institutional Class	—	1,449,427	673,949	(1)	2,123,376
Black Rock Fund - Service Class	—	231	—		231
Black Rock Fund - Investor A Class	—	388,886	1,370,340	(2)	1,759,226
Black Rock Fund - Investor B Class	—	250,684	1,326,835	(3)	1,577,519
Black Rock Fund - Investor C Class	—	400,945	6,066,139	(4)	6,467,084
ML Fund - Class A	1,401,161	—	(1,401,161	)(2)	—
ML Fund - Class B	1,358,396	—	(1,358,396	)(3)	—
ML Fund - Class C	6,241,555	—	(6,241,555	)(4)	—
ML Fund - Class I	692,786	—	(692,786	)(1)	—

NET ASSET VALUE PER SHARE
BlackRock Fund - BlackRock Class	$—	$9.95	$—		$9.95
BlackRock Fund - Institutional Class	—	10.13	—		10.13
BlackRock Fund - Service Class	—	10.15	—		10.15
BlackRock Fund - Investor A Class	—	10.07	—		10.07
BlackRock Fund - Investor B Class	—	10.08	—		10.08

11

BlackRock Fund - Investor C Class	$—	$10.13	$—	$10.13
ML Fund - Class A	9.85	—	—	—
ML Fund - Class B	9.85	—	—	—
ML Fund - Class C	9.85	—	—	—
ML Fund - Class I	9.85	—	—	—

(1)	Transfer of Class I shares of the ML Fund into Institutional class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(2)	Transfer of Class A shares of the ML Fund into Investor A class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(3)	Transfer of Class B shares of the ML Fund into Investor B class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(4)	Transfer of Class C shares of the ML Fund into Investor C class of the BlackRock Fund plus shares adjustment for the difference in NAV/share.
(5)	Payable to BlackRock for advisory services.
(6)	Payable to PFPC are custody and transfer agent services.
(7)	Payable to PNC Bank affiliates are for distribution and sales support services.
(8)	Payable to PFPC/BlackRock for accounting and administration services.

12

PRO FORMA STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2005

(UNAUDITED)

			BlackRock	Pro Forma		Pro Forma
	ML Fund		Fund	Adjustments		BlackRock Fund
Investment Income
Interest (including $191,663 & $0 from affiliates)	$5,113,203		$2,272,092	$—		$7,385,295
Security lending income	3		—	—		3

Total investment income	5,113,206		2,272,092	—		7,385,298

Expenses:
Investment advisor fee	739,123	(1)	155,885	(344,484	)(2)	550,524
Administration fee	117,640	(1)	33,126	(47,543	)(3)	103,223
Administration fee - BlackRock class	—		8,691	(2,449	)(3)	6,242
Administration fee - Institutional class	—		8,660	(5,187	)(3)	3,473
Administration fee -Service class	—		1	—		1
Administration fee - Investor A class	—		5,664	(984	)(3)	4,680
Administration fee - Investor B class	—		2,250	1,317	(3)	3,567
Administration fee - Investor C class	—		3,827	12,616	(3)	16,443
Custodian fee	13,590	(1)	22,096	(5,368	)(3)	30,318
Transfer agent fee	—		11,988	(11,988	)(3)	—
Transfer agent fee - BlackRock Class	—		1,242	448	(3)	1,690
Transfer agent fee - Institutional class	5,451		1,075	1,454	(3)	7,980
Transfer agent fee - Service class	—		—	94	(3)	94
Transfer agent fee - Investor A class	10,219		699	4,648	(3)	15,566
Transfer agent fee - Investor B class	11,210		279	2,234	(3)	13,723
Transfer agent fee - Investor C class	50,740		475	1,568	(3)	52,783
Shareholder servicing fee - Service class	—		2	—		2
Shareholder servicing fee - Investor A class	37,180		9,765	(141	)(4)	46,804
Shareholder servicing fee - Investor B class	—		3,875	31,791	(4)	35,666
Shareholder servicing fee - Investor C class	—		6,599	157,827	(4)	164,426
Distribution fee - Investor A class	—		3,905	(3,905)		—
Distribution fee - Investor B class	95,698		11,638	(338	)(4)	106,998
Distribution fee - Investor C class	504,641		19,797	(31,159	)(4)	493,279
Legal and audit fee	85,191	(1)	24,733	(65,596	)(6)	44,328
Printing fee	58,900	(1)	6,657	(16,934	)(7)	48,623
Registration fees and expenses	56,713		106,541	(56,713	)(7)	106,541
Trustee’s fees	22,483	(1)	1,202	(18,250	)(8)	5,435
Other	43,861	(1)	1,728	(32,107	)(7)	13,482

Total expenses	1,852,640		452,400	(429,155)		1,875,891

Less advisory fees waived	(433,777)		(155,885)	100,080	(9)	(489,582)
Less administrative fees waived	—		(33,126)	33,126	(9)	—
Less administrative fees waived - BlackRock class	—		(8,691)	2,449	(9)	(6,242)
Less administrative fees waived - Institutional class	—		(1,260)	1,260	(9)	—
Less distribution fees waived - Investor A class	—		(3,904)	3,904	(9)	—
Less custodian fees waived	—		(2,195)	2,195	(10)	—
Less Transfer Agent fees waived - BlackRock Class	—		—	(541	)(9)	(541)
Less Transfer Agent fees waived - Service class	—		—	(13	)(9)	(13)
Less Transfer Agent fees reimbursed - BlackRock Class	—		—	(1,149	)(9)	(1,149)
Less Transfer Agent fees reimbursed - Service class	—		—	(62	)(9)	(62)
Less transfer agent fees waived	—		(874)	874	(9)	—
Less expenses reimbursed by advisor	—		(59,359)	59,359	(9)	—

Net expenses	1,418,863		187,106	(227,667)		1,378,302

Net investment income	3,694,343		2,084,986	227,667		6,006,996

Realized and unrealized gain on investment:
Net realized gain from:
Investment transactions	(208,183)		321,825	—		113,642
Options and swaptions contracts written	47,800		31,321	—		79,121
Future and swap contracts and short sales	94,030		438,321	—		532,351
Foreign currency related transactions	(574)		19,935	—		361

	(66,927)		811,402	—		744,475

Change in unrealized appreciation (depreciation) from:
Investment transactions	(2,086,984)		(1,302,177)	—		(3,389,161)
Options and swaptions contracts	(121,691)		11,704	—		(987)
Future and swap contracts	23,606		17,889	—		41,495
Foreign currency related transactions	—		(5,969)	—		(5,969)

	(2,076,069)		(1,278,553)	—		(3,354,622)

Net increase in net assets resulting from operations	$1,551,347		$1,617,835	$227,667		$3,396,849

13

(1)	Allocation from master fund, amount reclassified to conform to current presentation.
(2)	Adjustment due to contractual agreement of the surviving fund.
(3)	Adjustment due to change in the contractual agreement of the surviving fund.
(4)	Adjustment due to distribution and service plan of the surviving fund.
(5)	Adjustment due to change in the distribution and service plan of the surviving fund.
(6)	Adjustment based on legal and audit arrangements of the surviving fund.
(7)	Adjustment due to the elimination of duplicative expenses achieved by merging the funds.
(8)	Adjustment based on director compensation plan of the surviving fund.
(9)	Adjustment due to change in the waiver/reimbursement agreement of the surviving fund.
(10)	Adjustment due to elimination of waiver arrangement in place for the surviving fund.

14

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1—Basis of Combination:

The ML Fund Board, at meetings held on May 10, 2006, and the BlackRock Fund Board, at meetings held on May 16, 2006, each approved the entry of their respective Fund into an Agreement and Plan of Reorganization (the “Plan”) pursuant to which, subject to approval by the shareholders of the ML Fund, the ML Fund will transfer all of its assets, subject to certain stated liabilities, to the BlackRock Fund in exchange for a number of shares of the BlackRock Fund equal in value to the net assets of the ML Fund (the “Reorganization”). If the Reorganization is consummated, shares of the BlackRock Fund then will be distributed to the ML Fund shareholders on a pro rata basis in liquidation of the ML Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the BlackRock Fund and the ML Fund at December 31, 2005. The unaudited pro forma statement of operations reflects the results of operations of the BlackRock Fund and the ML Fund for the twelve months ended December 31, 2005. These statements have been derived from the books and records of the BlackRock Fund and the ML Fund utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends are November 30 for the ML Fund and September 30 for the BlackRock Fund.

The accompanying pro forma financial statements should be read in conjunction with the historical financial statements of the BlackRock Fund and the ML Fund included or incorporated by reference in their respective Statements of Additional Information. The pro forma financial statements for the combined fund are presented for information purposes only and may not necessarily be representative of what the actual financial statements for the combined fund would have been had the Reorganization occurred on December 31, 2005. Following the Reorganization, the BlackRock Fund will be the accounting survivor.

All costs with respect to the Reorganization will be paid by MLIM, BlackRock or their affiliates.

NOTE 2—Fund Valuation:

Net asset value is calculated separately for each class of shares of the BlackRock Fund as of the close of regular trading hours on the NYSE on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned by the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities held by the BlackRock Fund is as follows: fixed income securities are valued by using market quotations or prices provided by market makers; a portion of the fixed income securities are valued utilizing one or more pricing services approved by the BlackRock Fund Board; an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or futures contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time); the amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund Board determines that such method does not represent fair value. In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund Board as reflecting fair value. Any securities that are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates. Certain of the securities acquired by the BlackRock Fund may be traded on non-U.S. exchanges or over-the-counter markets on days on which the BlackRock Fund’s net asset value is not calculated. In such cases, the net asset value of the BlackRock Fund’s shares may be significantly affected on days when investors can neither purchase nor redeem shares of the BlackRock Fund.

15

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund Board. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund Board.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

NOTE 3—Capital Shares:

The pro forma net asset value per share assumes the issuance of shares of the BlackRock Fund that would have been issued at December 31, 2005 in connection with the proposed organization. The number of shares assumed to be issued is equal to the net asset value of shares of the ML Fund, as of December 31, 2005, divided by the net asset value per share of the shares of the BlackRock Fund as of December 31, 2005. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at December 31, 2005:

Class of Shares	Shares of BlackRock Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Shares Outstanding Post-Combination
Investor A	388,886	1,370,340	1,759,226
Investor B	250,684	1,326,835	1,577,519
Investor C	400,945	6,066,139	6,467,084
Institutional	1,449,427	673,949	2,123,376
Service	231	—	231
BlackRock	2,039,993	—	2,039,993

NOTE 4—Pro Forma Operating Expenses:

The pro forma statement of operations for the 12 month period ending December 31, 2005, as adjusted to reflect contractual fee waivers applicable to the BlackRock Fund effective January 31, 2006 and fee adjustments applicable to the BlackRock Fund effective February 1, 2006, reflects changes in expenses of the BlackRock Fund as if the Reorganization was consummated on January 1, 2005. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5—Federal Income Taxes:

The BlackRock Fund and the ML Fund each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganization is consummated, the BlackRock Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as

16

defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, the Fund will make any required income or capital gain distributions prior to consummation of this Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.

The BlackRock Fund will succeed to the capital loss carryforwards of the ML Fund.

The identified cost of investments for the BlackRock Fund and the ML Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

17

PART C

OTHER INFORMATION

Item 15. Indemnification

Indemnification of BlackRock Funds’ principal underwriter against certain losses is provided for in Section 9 of the Distribution Agreement incorporated by reference herein as Exhibit 7(a). Indemnification of BlackRock Funds’ Custodian, Transfer Agent and Administrators is provided for, respectively, in Section 12 of the Custodian Agreement filed herewith as Exhibit 9(a), Section 12 of the Transfer Agency Agreement filed herewith as Exhibit 13(c) and Section 9 of the Administration Agreement filed herewith as Exhibit 13(a). BlackRock Fund intends to obtain from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the BlackRock Fund’s Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 9.6 of the BlackRock Funds’ Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of BlackRock Funds. Section 9.6 states as follows:

Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

Item 16. Exhibits

Ex. Number	Description

(1)(a)

Declaration of Trust of BlackRock Funds dated December 22, 1988 is incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(b)

Amendment No. 1 to Declaration of Trust dated May 4, 1989 is incorporated herein by reference to Exhibit (1)(b) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(c)

Amendment No. 2 to the Declaration of Trust dated December 23, 1993 is incorporated herein by reference to Exhibit (1)(c) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)

Amendment No. 3 to the Declaration of Trust dated January 5, 1996 is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 23 to BlackRock Funds’ Registration Statement on Form N-1A (No. 33-26305) filed on October 18, 1996

(e)

Amendment No. 4 to the Declaration of Trust dated December 23, 1997 is incorporated herein by reference to Exhibit (1)(e) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(2)

Amended and Restated Code of Regulations of BlackRock Funds is incorporated herein by reference to Exhibit 2(a) of Post-Effective Amendment No. 42 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 11, 1999

(3)	None

(4)	Form of Agreement and Plan of Reorganization, filed herewith as Appendix B to Proxy Statement/Prospectus

(5)

Sections V, VIII and IX of BlackRock Funds’ Declaration of Trust dated December 22, 1988 are incorporated herein by reference to Exhibit (1)(a) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998; Article II of BlackRock Funds’ Amended and Restated Code of Regulations is incorporated herein by reference to Exhibit (2)(a) of Post-Effective Amendment No. 42 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 11, 1999

(6)(a)

Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. relating to all then-existing Portfolios except the Multi-Sector Mortgage Securities Portfolio III and Index Equity Portfolio is incorporated herein by reference to Exhibit (5)(a) of Post-Effective Amendment No. 21 to BlackRock Funds’ Registration Statement on Form N-1A filed on May 30, 1996

(b)	Form of Amendment No. 1 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. dated as of May 8, 2002 is incorporated herein by reference to Exhibit 4(ee) of Post-Effective Amendment No. 68 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 2003

(c)

Form of Addendum No. 10 to Investment Advisory Agreement between BlackRock Funds and BlackRock Advisors, Inc. with respect to the Inflation Protected Bond Portfolio is incorporated herein by reference to
Exhibit 4(oo) of Post-Effective Amendment No. 79 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 18, 2004

(d)

Form of Sub-Advisory Agreement between BlackRock Advisors, Inc. and BlackRock Financial Management, Inc. with respect to the Inflation Protected Bond Portfolio is incorporated herein by reference to Exhibit 4(pp) of Post-Effective Amendment No. 79 to BlackRock Funds’ Registration Statement on Form N-1A filed on June 18, 2004

(7)(a)

Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. dated as of January 2, 2001 is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 59 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 29, 2001

(b)

Form of Appendix A to Distribution Agreement between BlackRock Funds and BlackRock Distributors, Inc. is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(c)

Form of Cooperation Agreement among BlackRock Funds, BlackRock Advisors, Inc. and UBS AG is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 91 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 31, 2005

(8)	None

(9)(a)

Amended and Restated Custodian Agreement dated February 10, 2004 between BlackRock Funds and PFPC is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)

Sub-Custodian Agreement dated April 27, 1992 among BlackRock Funds, PNC Bank, National Association and The Chase Manhattan Bank is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(c)

Global Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(f) of Post-Effective Amendment No. 33 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 1998

(d)

Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated June 13, 1983 is incorporated herein by reference to Exhibit (8)(g) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(e)

Amendment No. 1 to Custodian Agreement between State Street Bank and Trust Company and PNC Bank, National Association dated November 21, 1989 is incorporated herein by reference to Exhibit (8)(h) of Post-Effective Amendment No. 34 to BlackRock Funds’ Registration Statement on Form N-1A filed on February 13, 1998

(f)

Subcustodial Services Agreement dated January 10, 1996 between PNC Bank, National Association and Citibank, N.A. is incorporated herein by reference to Exhibit 8(j) of Post-Effective Amendment No. 27 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 28, 1997

(10)(a)

Amended and Restated Distribution and Service Plan dated September 10, 2004 of BlackRock Funds for Service, Series A Investor, Series B Investor, Series C Investor, Institutional, HL and BlackRock Shares is incorporated herein by reference to Exhibit 13(a) of Post-Effective

Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)

Form of Appendix A to Amended and Restated Distribution and Service Plan is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(c)

Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class Distribution System dated September 10, 2004 of BlackRock Funds is incorporated herein by reference to Exhibit 14(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(11)

Opinion and consent  of Skadden, Arps, Slate, Meagher & Flom LLP is incorporated herein by reference to Exhibit 11 of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(12)	Opinion of counsel—Skadden, Arps, Slate, Meagher & Flom LLP, regarding certain tax matters*

(13)(a)

Amended and Restated Administration Agreement dated February 10, 2004 among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(b)

Form of Appendix A to the Amended and Restated Administration Agreement among BlackRock Funds, BlackRock Advisors, Inc. and PFPC Inc. is incorporated herein by reference to Exhibit 8(b) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(c)

Amended and Restated Transfer Agency Agreement dated February 10, 2004 between BlackRock Funds and PFPC Inc. is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 86 to BlackRock Funds’ Registration Statement on Form N-1A filed on November 3, 2004

(d)

Form of Exhibit A to the Amended and Restated Transfer Agency Agreement between BlackRock Funds and PFPC Inc. is incorporated herein by reference to Exhibit 8(h) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(e)

Share Acquisition Agreement dated April 29, 1998 by and among BlackRock Funds and PNC Bank, National Association and PNC Bank, Delaware, respectively, each as trustee for certain of the common trust funds listed therein is incorporated herein by reference to Exhibit 9(l) of Post-Effective Amendment No. 36 to BlackRock Funds’ Registration Statement on Form N-1A filed on April 29, 1998

(f)

Schedule A to Expense Limitation Agreement is incorporated herein by reference to Exhibit 8(l) of Post-Effective Amendment No. 94 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 27, 2006

(g)

Form of Shareholders’ Administrative Services Agreement between BlackRock Funds and BlackRock Advisors, Inc. is incorporated herein by reference to Exhibit 8(p) of Post-Effective Amendment No. 91 to BlackRock Funds’ Registration Statement on Form N-1A filed on January 31, 2005

(14)(a)	Consent of Independent Registered Accounting Firm of the BlackRock Fund, filed herewith

(b)	Consent of Independent Registered Accounting Firm of the ML Fund, filed herewith

(15)	None

(16)(a)

Power of Attorney of David R. Wilmerding, Jr. dated June 12, 2006 is incorporated herein by reference to Exhibit 16(a) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(b)

Power of Attorney of Robert M. Hernandez dated June 12, 2006 is incorporated herein by reference to Exhibit 16(b) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(c)

Power of Attorney of Laurence D. Fink dated June 12, 2006 is incorporated herein by reference to Exhibit 16(c) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(d)

Power of Attorney of Stuart E. Eizenstat dated June 14,  2006 is incorporated herein by reference to Exhibit 16(d) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(e)

Power of Attorney of Dr. Matina Horner dated June 12, 2006 is incorporated herein by reference to Exhibit 16(e) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(f)

Power of Attorney of Bruce R. Bond dated June 12, 2006 is incorporated herein by reference to Exhibit 16(f) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(g)

Power of Attorney of Richard S. Davis dated June 12, 2006 is incorporated herein by reference to Exhibit 16(g) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(h)

Power of Attorney of Peter S. Drotch dated June 12, 2006 is incorporated herein by reference to Exhibit 16(h) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(i)

Power of Attorney of Toby Rosenblatt dated June 12, 2006 is incorporated herein by reference to Exhibit 16(i) of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

(17)	Form of Proxy Card is incorporated herein by reference to Exhibit 17 of Pre-Effective Amendment No. 1 to BlackRock Funds' Registration Statement on Form N-14 filed on June 16, 2006

* To be filed by amendment

Item 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended, this registration statement has been signed on behalf of the registrant in the City of New York and State of New York, on the 19th day of June, 2006.

BLACKROCK FUNDSSM

By:

/s/ HENRY GABBAY
Henry Gabbay
President
(Principal Executive Officer)

By:

/s/ WILLIAM MCGINLEY
William McGinley
Treasurer
(Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

Signature	Title	Date
/s/ *BRUCE R. BOND	Trustee	June 19, 2006
(Bruce R. Bond)
/s/ *RICHARD S. DAVIS	Trustee	June 19, 2006
(Richard S. Davis)
/s/ *PETER S. DROTCH	Trustee	June 19, 2006
(Peter S. Drotch)
/s/ *STUART E. EIZENSTAT	Trustee	June 19, 2006
(Stuart E. Eizenstat)
/s/ *LAURENCE D. FINK	Trustee	June 19, 2006
(Laurence D. Fink)
/s/ *ROBERT M. HERNANDEZ	Trustee	June 19, 2006
(Robert M. Hernandez)
/s/ *DR. MATINA HORNER	Trustee	June 19, 2006
(Dr. Matina Horner)
/s/ *TOBY ROSENBLATT	Trustee	June 19, 2006
(Toby Rosenblatt)
*DAVID R. WILMERDING, JR.	Trustee and Chairman of the Board	June 19, 2006
(David R. Wilmerding, Jr.)

*By:

/s/ ANNE ACKERLEY	June 19, 2006
Anne Ackerley, Attorney-in-fact

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

(14)(a)	Consent of Independent Registered Accounting Firm of the BlackRock Fund

(14)(b)	Consent of Independent Registered Accounting Firm of the ML Fund